                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         GLOBAL TELEMEDIA INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                     RODERICK A. MCCLAIN, CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------------

         5) Total fee paid:

         -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         -----------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------

         3) Filing Party:

         -----------------------------------------------------

         4) Date Filed:

         -----------------------------------------------------

                                August 11, 1997



Dear Shareholder:


As we approach the 21st century, there is no more exciting or challenging industry than telecommunications. Hardly a day goes by when national or local news does not report yet another breakthrough. There is no question that communications is going to change the way all of us throughout the world not only communicate, but also live our lives. As the telecommunications landscape is being reshaped daily, a company's business plan becomes a virtual "work in progress." It is imperative for a growing company to demonstrate clear vision, resilience, and most importantly, flexibility. Certainly, GTMI has demonstrated these skills on its evolutionary journey. I might add that this has not always been a smooth trip. The nature of telecommunications, combined with the ambition of our vision, requires a great deal of initial capital spurred by growing infrastructure and revenues.

In just a few short years, GMTI's transformation has taken it from a marketing company - to a certified reseller - to a fixed based facility with its own switching network. This transformation has now positioned GTMI as a participant in the international arena. GTMI spent all of 1996 in a restructuring mode, withdrawing from the marketplace. The decision was made to forego modest revenues that were available in order to put in place the busines plan and network that could elevate GTMI to the next level.

GTMI entered into its first major contract on April 13, 1997 with Trident Communications. At the time of the execution of the agreement, GTMI did not have the ability to facilitate the total volume of traffic that Trident Communications was prepared to offer. Accordingly, to allow GTMI the time to become more familiar with this type of business and to increase its capacity, GTMI included a four month ramp-up period in the agreement. GTMI is currently in the midst of that ramp-up period and is confident that it will begin to realize the full projected revenues in mid to late third quarter, 1997.

Simultaneous with the deployment of its own switching network, GTMI became much more involved in the global marketplace. Substantial effort has been focused on establishing relationships and potential strategic alliances.

Management believes that GTMI's growing network capacity positions it to become a significant participant in international voice, data and video communications. At the same time, GTMI has installed new leadership in its Vision 21, Inc. subsidiary. The new team, led by director Herb Perman, our former Chief Financial Officer, has enhanced our suite of communications products and blended them with one of the nation's most competitive and exciting travel programs into a true life changing opportunity.

Letter to Shareholders
August 11, 1997
Page -2-

The continued maturity of GMTI is not only evident in its sales and marketing, but also its corporate structure. As the attached Proxy Statement indicates, we have placed on the Board of Directors two new outside Board members, both officers of public companies. They are, along with all other Board members, running for a seat on the Board for the forthcoming year. Both of these individuals have extensive business and public company experience and ultimately will assist us greatly in our efforts to establish our NASDAQ listing. To assist GTMI in getting its message out to the investment community and marketplace, we have also enlisted the talents of The Equity Group in New York. GTMI plans to continue to add components necessary to gain broader and stronger investment support.

In order for GTMI to continue to grow through additional acquisitions, it is imperative that we approve the resolution which authorizes additional shares. This issue is more completely discussed in the enclosed Proxy Statement, and I and the other Board members urge you to vote to approve this resolution.

In summary, the past year has seen many difficult challenges for both you the shareholders and the GTMI management team. We believe that with our current and planned in-house capacity, the acquisition of ITD, and contracts in place and on the horizon, we have turned the corner toward a substantial revenue stream and ultimate profitability. We appreciate your patience and support.



Sincerely,



Roderick A. McClain
President and Chief Executive Officer

                         GLOBAL TELEMEDIA INTERNATIONAL, INC.
                                A FLORIDA CORPORATION

                                  EXECUTIVE OFFICES
                                 1121 ALDERMAN DRIVE
                                      SUITE 200
                              ALPHARETTA, GEORGIA 30202
                                    (770) 667-6088

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 16, 1997
                               ________________________

TO THE STOCKHOLDERS OF GLOBAL TELEMEDIA INTERNATIONAL, INC.:

    The Annual Meeting of Stockholders (the "Meeting") of Global TeleMedia International, Inc., a Florida corporation (the "Company"), will be held at 1990 South Bundy Drive, Suite 790, Los Angeles, California 90025, on September 16, 1997, at 10:00 a.m., local time, to consider and vote on the following proposals:

                                  PURPOSE OF MEETING

    (1) To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

    (2) To approve a change in the Company's state of incorporation from Florida to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary.

    (3) In the event that the Company's stockholders shall not approve Proposal 2 to this Proxy Statement, to consider and vote upon an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 75,000,000 shares.

    (4) To adopt the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") and to reserve up to 3,400,000 shares of the Company's Common Stock for issuance under the 1996 Stock Option Plan.

    (5) To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

    (6) To ratify the appointment of Tauber & Balser P.C., Certified Public Accountants, as independent public accountants for the Company for the year ending December 31, 1997.

    (7) To transact such other business as may properly come before the Meeting and any adjournments thereof.

    ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 7, 1997 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

    PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005,
ATTN: PROXY SERVICES, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                             By Order of the Board of Directors

                             GLOBAL TELEMEDIA INTERNATIONAL, INC.


                             By: /s/ Roderick A. McClain
                                ----------------------------------------------
                                 Roderick A. McClain
                                 Chief Executive Officer
Alpharetta, Georgia
DATED: August 11, 1997

                         GLOBAL TELEMEDIA INTERNATIONAL, INC.
                                A FLORIDA CORPORATION

                                  EXECUTIVE OFFICES
                                 1121 ALDERMAN DRIVE
                                      SUITE 200
                              ALPHARETTA, GEORGIA 30202
                                    (770) 667-6088
                               _______________________

                                   PROXY STATEMENT
                              _________________________

    This proxy statement is furnished to the stockholders of Global TeleMedia International, Inc., a Florida corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at 1900 South Bundy Drive, Suite 790, Los Angeles, California 90025, on September 16, 1997 at 10:00 a.m., local time.

    The Meeting will be held to consider and vote on the following proposals:

                                  PURPOSE OF MEETING

    (1) To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

    (2) To approve a change in the Company's state of incorporation from Florida to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary.

    (3) In the event that the Company's stockholders shall not approve Proposal 2 to this Proxy Statement, to consider and vote upon an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 75,000,000 shares.

    (4) To adopt the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") and to reserve up to 3,400,000 shares of the Company's Common Stock for issuance under the 1996 Stock Option Plan.

    (5) To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

    (6) To ratify the appointment of Tauber & Balser P.C., Certified Public Accountants, as independent public accountants for the Company for the year ending December 31, 1997.

    (7) To transact such other business as may properly come before the Meeting and any adjournments thereof.

    The list of all stockholders of record on August 7, 1997, will be available at the Meeting and at the offices of the Company at 1121 Alderman Drive, Suite 200, Alpharetta, Georgia 30202, (770) 667-6088 for the ten (10) days preceding the Meeting.



    Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-KSB, for the year ended December 31, 1996, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on August 7, 1997.


    Requests should be addressed to the Company, to the attention of Global TeleMedia International, Inc., Melissa D. Hart, Secretary, 1121 Alderman Drive, Suite 200, Alpharetta, Georgia 30202, (770) 667-6088.

                              INCORPORATION BY REFERENCE

    Global TeleMedia International, Inc., a Florida corporation (the "Company") is currently subject to the reporting requirements of the Exchange Act and, in accordance therewith, files reports, proxy and information statements and other information with the Commission. Such reports, proxy and information statements and other information may be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W. Room 1024, Washington D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

    Portions of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, are incorporated by reference in this Proxy Statement.

    As part of this Proxy Statement, the Company also incorporates by reference a copy of the following documents filed herewith as exhibits to this Proxy
Statement:

    1.  Appendix A -    Agreement of Merger
    2.  Appendix B -    Restated Certificate of Incorporation
    3.  Appendix C -    Bylaws
    4.  Appendix D -    1996 Stock Option Plan
    5.  Appendix E -    Indemnification Agreement


    Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-KSB, for the year ended December 31, 1996, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on August 7, 1997.


    Requests should be addressed to the Company, to the attention of Global TeleMedia International, Inc., Melissa D. Hart, Secretary, 1121 Alderman Drive, Suite 200, Alpharetta, Georgia 30202, (770) 667-6088.

                    INFORMATION CONCERNING SOLICITATION AND VOTING

    The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

    Only stockholders of record at the close of business on August 7, 1997 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. On August 7, 1997, the record date (the "Record Date") fixed by the Board of Directors, the Company had issued and outstanding 23,609,535 shares of Common Stock of record, of which 500,000 shares do not currently have voting rights.

REVOCABILITY OF PROXIES

    A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

    Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Special Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

    Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Articles of Incorporation (the "Articles of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    Shares representing 50% of the voting power of the 23,109,535 shares of Common Stock outstanding on the Record Date, which have voting rights (excluding 500,000 shares outstanding which do not have voting rights), must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

    The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

    The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

    Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 1997 must be received by the Company no later than September 30, 1997, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                           DIRECTORS AND EXECUTIVE OFFICERS

    The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. Roderick A. McClain and Geoffrey F. McClain are brothers.

    The following table sets forth certain information concerning the persons who have been nominated by the Board of Directors to be directors of the Company in connection with Proposal 1 of this Proxy Statement and the current executive officers of the Company:

         NAME                     POSITION                           AGE
         ----                     --------                           ---

    Roderick A. McClain      Chairman of the Board of                50
                             Directors, Chief Executive
                             Officer and President

    Geoffrey F. McClain      Senior Vice President and               53
                                  Director

    Herbert S. Perman        Executive Vice-President and            59
                                  Director

    Don L. Thone                  Director                           49

    Ron Berkowitz                 Director                           44

    Terry A. Huetter         Chief Financial Officer                 56

    Melissa D. Hart               Secretary                          31

    RODERICK A. MCCLAIN is Chairman of the Board, Chief Executive Officer and President of the Company. He initially became an officer and director of the
Company in 1993.   Mr. McClain was an original founder of Global Wats One, Inc., which was acquired by the Company in September, 1993. Mr. McClain attended the University of Tennessee.

    GEOFFREY F. MCCLAIN is the Company's Senior Vice-President and has been a director of the Company since August, 1995. Mr. McClain was an original founder of Global Wats One, Inc., which was acquired by the Company in September, 1993. Mr. McClain received a B.B.A. in Finance from the University of Miami.

    HERBERT S. PERMAN has served as a director of the Company since 1995 and serves as the Company's Executive Vice President. He served as the Company's Chief Financial Officer from 1995 until May 31, 1997. Mr. Perman received a B.S. from the City College of New York and J.D. from Brooklyn Law School. From 1994 through October 1995, Mr. Perman was a consultant to the long distance and prepaid telephone industry. From 1989 to 1994, Mr. Perman was director of marketing for PDQ Notes, Inc. a medical software company. Mr. Perman was licensed as a certified public accountant and attorney in the state of New York but is not active as either.

    DON L. THONE has been a director of the Company since June 10, 1997. He has been President and Chief Executive Officer of Synagro Technologies, Inc. ("Synagro"), a publicly traded corporation which engages in the business of the management of organic materials and biosolids, since January, 1994. He was president of Organi-Gro, Inc. ("Organi-Gro"), a subsidiary of Synagro, from July, 1993 through November, 1994. Mr. Thone was a co-owner of Organi-Gro from its inception in 1990 until its acquisition by Synagro in July, 1993. Mr. Thone was also the co-owner and President of Thone Brothers Trucking, Inc., a transporter of biosolids and poultry waste primarily in the State of Arkansas, from 1984 until its acquisition by Synagro in 1993. In addition, from 1983 to 1986 he was the owner and manager of River Valley Propane, Inc.

    RON BERKOWITZ has been a director of the Company since June 10, 1997. He has been the Chief Financial Officer of National Quality Care, Inc., a high quality provider of integrated dialysis services for patients suffering from chronic kidney failure, since July, 1996 and its Chief Operating Officer since March, 1997. He previously served as Vice President in the lending division of Bank Leumi Le-Israel and Bank Leumi Trust Company from 1990 until July, 1996 and was the head of the Asset Liability Management Section from 1988 to 1990, where he developed investment strategies for Bank Leumi. Mr. Berkowitz served on Bank Leumi's Credit Committee and Asset Liability Committee. From 1985 to 1987, he worked for another financial institution as a senior analyst where he was responsible for asset liability management analysis. Mr. Berkowitz is a Chartered Financial Analyst. Mr. Berkowitz received his undergraduate degree in economics from Hebrew University (Israel) in 1976 and a Master's of Business Administration (finance/management) from Indiana University in 1978.

    TERRY A. HUETTER has been the Company's Chief Financial Officer since June 1, 1997. Throughout 1994 and 1995, he served as Chief Financial Officer and Senior Vice President of Investors' Fiduciary Services, Inc. ("IFSI"), a firm providing proxy voting and corporate governance consulting services to the institutional investor community. During that period, he was also responsible for SEC reporting matters for UNSI Corp., the holding company for IFSI. From 1991 to 1992, he was the chief financial officer for a privately-owned group of companies engaged in equipment leasing and other forms of asset based financing. Since 1986, Mr. Huetter has also served as a financial and general management consultant to a wide variety of public and private companies. Mr. Huetter received a B.B.A. in accounting from Case Western Reserve University in 1962, and has been a CPA since 1964, but currently is not in active practice.

    MELISSA D. HART has been Corporate Secretary of the Company since December, 1994. Ms. Hart has been employed by the Company's telecommunications subsidiary since 1991, serving as Manager of Regulatory Affairs and Executive Administrator. Prior to 1991, Ms. Hart was employed with Tenneco, Inc., in the areas of Federal Reporting, Major Project Management and Engineering.

                                EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning compensation of certain of the Company's executive officers, including the Company's Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the years ended December 31, 1996 and 1995:

                              Summary Compensation Table

-----------------------------------------------------------------------------------------------------------------------------------
                                      ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                  ---------------------------            --------------------------------------
                                                                             AWARDS                 PAYOUTS
-----------------------------------------------------------------------------------------------------------------------------------

Name and                                                                 Restricted  Securities
principal                                              Other annual      stock       underlying       LTIP          All other
position           Year         Salary        Bonus    compensation      award(s)    Options/SARs     payouts       compensation
                                                           ($)             ($)           (#)            ($)              ($)
-----------------------------------------------------------------------------------------------------------------------------------
Roderick
 A. McClain        1996         $137,000        0            0              0              0             0                0
Chief Executive    1995         $125,000        0            0              0              0             0                0
Officer


    OPTION/SAR GRANTS TABLE DURING LAST FISCAL YEAR. The following table sets forth certain information concerning grants of stock options to certain of the Company's executive officers, including the Company's Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the year ended December 31, 1996:

                                                                                                   Potential Realizable
                                                                                                   Value at Assumed
                                                                                                   Annual Rates of
                                                                                                   Stock Price Appreciation
                                         Individual Grants                                         For Option Term(1)
----------------------------------------------------------------------------------------------------------------------------------
(a)                (b)                 (c)                 (d)                 (e)                 (f)                 (g)
                   Number of           % of
                   Securities          Total
                   Underlying          Options/
                   Options/            SARs                Exercise
                   SARs                Granted to          or Base
                   Granted             Employees           Price               Expiration
Name               (#)                 in Fiscal Year      ($/Share)             Date              5% ($)              10%($)
----------------------------------------------------------------------------------------------------------------------------------
Roderick A.
McClain (2)        1,600,000           100%                $0.41               1/02/07             $145,825            $221,647



    (1) This chart assumes a market price of $0.46875 for the Common Stock, the average of the bid and asked prices for the Company's Common Stock in the Over-The-Counter Market as of December 31, 1996, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, and does not give effect to any reduction for the payment of the exercise price for such options. Each of the options reflected in the chart was granted at exercise prices which the Company believes to have been determined at the fair market value as of the date of grant. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. The Company's Common Stock has been listed for trading on the OTC Electronic Bulletin Board maintained by the National Association of Securities Dealers, Inc. ("NASD") or in the "pink sheets" maintained by the National Quotation Bureau, Inc. (the "Over-The-Counter Market") since approximately July 7, 1995 under the symbol "GTMI." Prior to such time, the Company's Common Stock was listed for trading in the NASDAQ Small-Cap Market until being delisted on or about July 6, 1995. See Item 5 - "Market Price of Common Equity and Related Stockholder Matters."

    (2) Mr. McClain has been granted an option to acquire up to 1,600,000 shares of Common Stock at an exercise price of $0.41 per share, as of January 2, 1997. The option has vested with respect to all 1,600,000 shares. All such options expire on January 2, 2007.

    EMPLOYMENT AGREEMENTS. Effective January 27, 1997, the Company entered into a revised and restated employment agreement with Roderick A. McClain, as the Chief Executive Officer of the Company, the terms of which are as follows:
(a) the term of the employment agreement is ten years from the effective date, which term is automatically renewed by one month at the end of each month; (b) the base salary is $125,000 annually, increased by ten percent each year; (c) a performance bonus equal to 7.5% of the net income before taxes of the Company for any year; (d) a revenue bonus equal to 10,000 shares of the Company's Common Stock for each increment of $250,000 by which the Company's gross monthly revenues exceed those of the prior month, starting from a base of $450,000; (e) 1,000 shares of a class of convertible preferred stock to be authorized by the Company, subject to terms of such class of preferred stock as are agreed to by the parties hereto; (f) any other bonus, supplemental or incentive compensation as may be approved by the Board of Directors; (g) nonqualified options to acquire up to 1,600,000 shares of the Company's Common Stock at an exercise price of $0.41 per share; and (h) a trigger to receive all unpaid compensation, whether or not earned, upon the occurrence of a change in control of the Company. For purposes of the employment agreement, change in control (25%) of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or
(ii) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own or control more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the surviving corporation of such reorganization merger or consolidation, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets,

    The Company entered into an employment agreement with Herbert S. Perman, dated October 1, 1995, and amended February 1, 1996. Pursuant to the employment agreement, which has a term of three years, Mr. Perman is employed as the Company's Executive Vice President and is compensated with an annual salary of $85,000, a one-time grant of 150,000 shares of the Company's Common Stock. In addition, Mr. Perman shares in the Company's Executive Stock Bonus Plan, which provides for the issuance of shares of Common Stock upon increase of gross monthly revenues over a base of $450,000.

    The Company entered into an employment agreement with Geoffrey F. McClain, dated May 25, 1995, amended February 1, 1996, and amended February 1, 1997. Pursuant to the employment agreement, which has a term of three years, Geoffrey McClain is employed as the Company's Senior Vice-President and is compensated with an annual salary, as of February 1, 1997, of $98,000. In addition, Geoffrey F. McClain shares in the Company's Executive Stock Bonus Plan, which provides for the issuance of shares of Common Stock upon increase of gross monthly revenues over a base of $450,000.

    The Company entered into an employment agreement with Melissa D. Hart, dated May 25, 1995, and amended November 1, 1995, and amended February 1, 1996, and amended February 1, 1997. Pursuant to the employment agreement, which has a term of three years, Ms. Hart is employed as the Company's Regulatory Affairs Director and is compensated with an annual salary of $52,000, the granting of 50,000 shares of the Company's Common Stock. In addition, Ms. Hart shares in the Company's Executive Stock Bonus Plan, which provides for the issuance of shares of Common Stock upon increase of gross monthly revenues over a base of $450,000.

    As of November 15, 1996, the Company entered into a three-year employment agreement with Arthur West at an annual base salary of $78,000, plus other benefits. The Company has also agreed to pay a bonus to Mr. West equal to 1.5% of the gross sales of the Company's Collectible Calling Cards Business during each quarterly period of his employment agreement. However, the annual bonus pay may not exceed $42,000, $54,000 or $67,000 during the first, second and third years, respectively, of the term of the employment agreement.

    As of January 2, 1997, the Company entered into entered into a three-year employment agreement with David Paolo at an annual base salary of $75,000, plus other benefits. In addition, the Company agreed to pay Mr. Paolo a contingent sum equal to either fifteen percent (15%) or twenty percent (20%) (such percentage being based on the gross profit of the Company's Internet Services Business for the year ended December 31, 1997) of the value of the Internet Services Business after three years from the acquisition date. At the Company's sole option, up to fifty percent (50%) of the contingent sum may be paid in the form of shares of common stock of the Company which have certain registration rights.

    COMPENSATION OF DIRECTORS. The Company has issued options to purchase up to 25,000 shares of Common Stock to each of Don L. Thone and Ron Berkowitz, who are outside and non-employee directors. Otherwise, the Company does not currently compensate directors for services rendered as directors. The Company does not compensate any employee-directors in their capacities as directors of the Company. See "Voting Securities and Principal Holders Thereof."

    DIRECTORS AND OFFICERS LIABILITY INSURANCE. The Company has obtained directors' and officers' liability insurance with an aggregate limit of liability for the policy year, inclusive of costs of defense, in the amount of $1,000,000. The insurance policy expires on October 28, 1997.

    INDEMNIFICATION OF OFFICERS AND DIRECTORS. The Company's Articles of Incorporation and Bylaws designate the relative duties and responsibilities of the Company's officers, establish procedures for actions by directors and stockholders and other items. The Company's Articles of Incorporation and Bylaws also contain extensive indemnification provisions which will permit the Company to indemnify its officers and directors to the maximum extent provided by Florida law. See Proposal 6 - "Approval of Form of Indemnification Agreement."

    TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS. Except as set forth in employment agreements of certain employees of the Company and its subsidiaries, the Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company or a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Board of Directors has established compensation and audit committees, which consist of Don L. Thone and Ron Berkowitz, who are non-employee directors, and were appointed to the Board of Directors on June 10, 1997.

    COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

    Compliance with Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). Section 16(a) of the Exchange Act requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. Based solely upon a review of such forms, or on written representations from certain reporting persons that no other reports were required for such persons, except for those reports discussed in the next paragraph, the Company believes that all reports required pursuant to Section 16(a) with respect to its executive officers, directors and 10% beneficial stockholders for the ended December 31, 1996 were timely filed.

    To the Company's knowledge, during the year ended December 31, 1995: (i) Roderick A. McClain, the Chief Executive Officer and director failed through administrative error, to timely file three transactions, which has since been corrected by the filing of two reports; (ii) Geoffrey F. McClain, a director and Senior Vice President failed through administrative error, to timely file one transaction which has since been corrected by the filing of two reports; (iii) Herbert S. Perman, the former Chief Financial Officer and director, failed through administrative error to timely file one transaction which has since been corrected by the filing of two reports; and (iv) Melissa D. Hart, the Secretary, failed through administrative error, to timely file one transaction, which has since been corrected by the filing of two reports. To the Company's knowledge, all other filing requirements of executive officers and directors were timely complied with.

    On January 30, 1996, the Company issued to Geoffrey F. McClain, a director of the Company, 25,000 shares of Common Stock as bonus compensation pursuant to his employment agreement and warrants to purchase 50,000 shares of Common Stock at an exercise price of $1.00 per share. The warrants expired on January 30, 1997. During the six months beginning on January 30, 1996, Geoffrey F. McClain sold shares of Common Stock on a number of occasions. During such six month period, the highest prices received for such sales for a total of 25,000 shares totaled $20,072.50. The purchase price for the 25,000 shares based on their stated value of $0.07 was $1,750.00. The total theoretical profit was, therefore, $18,322.50, and such full amount has been repaid to the Company.

    RBB Bank Aktiengesellschaft ("RBB Bank"), Mohammed Ghaus Khalifa
("Khalifa") and Canadian Imperial Bank of Commerce ("CIBC") are the holders of certain 3% Convertible Debentures of the Company. The Company is engaged in certain litigation with RBB Bank and Khalifa with respect to the 3% Convertible Debentures. The Company has taken the position that each of RBB Bank, Khalifa and CIBC is subject to the reporting requirements of Section 13(d) and Section 16 of the Exchange Act. CIBC and Khalifa have filed Schedule 13D with respect to the Convertible 3% debentures, but the Company has not received copies of any filings by CIBC, Khalifa or RBB Bank of any filings which may be required under
Section 16.  See "Voting Securities and Principal Holders Thereof."

                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The following table reflects, as of July 1, 1997, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each executive officer be named in the Summary Compensation Table in this Proxy Statement for the fiscal year ended December 31, 1996 (See "Executive Compensation"), (c) each person known by the Company to be a beneficial holder of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:

NAME AND ADDRESS                           NO. OF
OF BENEFICIAL OWNER                        SHARES            PERCENT(#)
-------------------                        ------            ----------

Roderick A. McClain(1,2)                2,690,568               10.67

Allyson L. Rodriguez(1,2)               2,690,568               10.67

Geoffrey F. McClain(1)                    280,820                1.19

Herbert S. Perman(1)                      150,000                   *

Don L. Thone(3)                             6,250                   *

Ron Berkowitz(4)                            6,250                   *

RBB Bank Aktiengesellschaft(5,6)        8,487,109               26.57

Mohammed Ghaus Khalifa(5,7)             2,836,879               10.73

Canadian Imperial Bank of Commerce(5,8) 2,872,340               10.85

Trident Communications Corporation(9)   2,168,767                9.19

All officers and
directors as a group                    3,235,888               12.80
(7 persons)(10)

___________________________

# Pursuant to the rules of the Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

*   Less than 1%.

(FOOTNOTES FROM PREVIOUS PAGE)
------------------------------

(1) The address for each of these persons is the Company's principal executive office, located at 1121 Alderman Drive, Suite 200, Alpharetta, Georgia 30202.

(2) Roderick A. McClain and Allyson Rodriguez are husband and wife. Ms. Rodriguez is the registered owner of 1,090,568 shares of Common Stock and Mr. McClain is the registered owner of options to acquire up to 1,600,000 shares of Common Stock pursuant to Mr. McClain's employment agreement with the Company. In addition, Mr. McClain has also been granted a proxy to vote 1,686,767 shares of Common Stock owned by Trident Communications Corporation.

(3) Mr. Thone's address is 16000 Stuebner Airline, Suite 420, Spring, Texas 77379. Mr. Thone has been granted options to purchase up to 25,000 shares of Common Stock, which vest in equal monthly installments during the one year period following June 10, 1997. The shares set forth in the schedule reflect the number of options which have vested or will vest within 60 days of the date of this Proxy Statement.

(4) Mr. Berkowitz' address is 5901 West Olympic Boulevard, Suite 109, Los Angeles, California 90036. Mr. Berkowitz has been granted options to purchase up to 25,000 of Common Stock, which vest in equal monthly installments during the one year period following June 10, 1997. The shares set forth in the schedule reflect the number of options which have vested or will vest within 60 days of the date of this Proxy Statement.

(5) The assumed per share conversion price for purposes of the number of shares calculated as beneficially owned by the named person, as of August 7, 1997, is based on the per share closing bid price of the Common Stock (approximately $0.47) on August 7, 1997.

(6) The address for RBB Bank Aktiengesellschaft ("RBB Bank") provided to the Company is Burgring 16, 8010 Groz, Austria. Includes 155,194 shares of Common Stock which have been converted and may still be beneficially owned by RBB Bank and up to approximately 8,331,915 shares of Common Stock which may be convertible, as of August 7, 1997, from $3,916,000 par principal amount of 3% Convertible Debentures, excluding accrued interest thereon, issued in the name of RBB Bank.

(7) The address for Mr. Khalifa provided to the Company is 3671 Sunswept Drive, Studio City, California 91604. Includes up to 2,836,879 shares of Common Stock which may be convertible, as of August 7, 1997, from $1,333,333 par principal amount of 3% Convertible Debentures, excluding accrued interest thereon, issued in the name of Mr. Khalifa.

(8) The address for Canadian Imperial Bank of Commerce provided to the Company is Cottons Centre, Cottons Lane, London SE12QL, England. Includes up to 2,872,340 shares of Common Stock which may be convertible, as of August 7, 1997, from $1,350,000 par principal amount of 3% Convertible Debentures, excluding accrued interest thereon, issued in the name of Canadian Imperial Bank of Commerce.

(9) The address for Trident Communications Corporation ("Trident") is 68 Waters Avenue, Staten Island, New York 10314. Trident has granted Roderick A. McClain a proxy to vote 1,686,767 of these shares. Further, an additional 500,000 shares are restricted from voting in connection with certain agreements between Trident and the Company.

(10) Includes 1,573,388 shares of Common Stock and options to purchase up to 1,662,500 shares of Common Stock.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In March, 1995, the Company was advised by certain shareholders of the Company, including Roderick A. McClain and Geoffrey F. McClain, of a dispute and their intent to seek issuance of certain shares of Common Stock. Under the terms of the acquisition, the former owners were entitled to receive shares of the Company's common stock equal to a percentage (not greater than 100%) of 461,250 shares. In settlement of the dispute between such shareholders and the Company, including Roderick A. McClain (in connection with a further dispute over the terms of his employment agreement), and the Company, the Company's Board of Directors, excluding Roderick A. McClain, approved the terms of a settlement of the dispute. The settlement provided that the former Company shareholders be issued an aggregate of 450,000 shares of common stock and that 850,000 shares of common stock were issued to Roderick A. McClain pursuant to the terms of his employment agreement. Furthermore, the Board of Directors agreed to enter into a new long-term employment agreement with Roderick A. McClain as President and Chief Executive Officer, which was finalized as of June 15, 1995. This employment agreement was amended as of January 27, 1997.

    In September, 1995, the Company reached a settlement agreement with certain employees and issued an aggregate of 119,148 shares of its restricted Common Stock to such employees for previous deferred compensation payment owed as follows: Geoffrey F. McClain - 55,200 shares; Roderick A. McClain - 39,948 shares; Melissa D. Hart -12,000 shares; and Michael Rogers - 12,000 shares.

    On January 30, 1996, the Company issued 200,000 shares of its Common Stock to Roderick A. McClain, purportedly pursuant to a "change in control" provision contained in Roderick A. McClain's employment agreement, dated May 15, 1995. On October 7, 1996, the disinterested members of the Board of Directors of the Company determined that such shares had been improperly issued, and such shares were canceled as of the date of purported issuance.

    The Company owns, through an affiliate of which the Company is the 100% beneficial owner, a building located at 1121 Alderman Drive, Alpharetta, Georgia
30202, which space serves as the Company's headquarters.   In connection with
obtaining financing for the purchase of the building, the Company formed a Georgia limited liability company ("LLC") to take title to the building. In order to meet a requirement of the limited liability company statute, each of three individuals, including Roderick A. McClain and Geoffrey F. McClain, took title to 25% of the stock of the LLC. All such stock is held in trust for the benefit of the Company, and all equitable interest in the LLC, including the rights to current profits and proceeds from the sale of assets, belongs to the Company.

    On December 31, 1996, open account advances made by the Company to Roderick
A. McClain totaled $209,979. Effective December 31, 1996, Roderick A. McClain executed a demand promissory note, bearing interest at eight percent PER ANNUM for such amount. Management of the Company believes that the ability of Roderick A. McClain to repay this obligation depends on the financial success of the Company itself. No assurance can be given that such obligation will ever be repaid to the Company.

    The Company believes that the above-described transactions are as fair to the Company as could have been made with unaffiliated parties. The Company requires that transactions between the Company and its officers, directors, employees or stockholders or persons or entities affiliated with officers, directors, employees or stockholders be on terms no less favorable to the Company than it could reasonably obtain in arms-length transactions with independent third parties. Such transactions are approved by a majority of the disinterested directors of the Company.

                      MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1.   ELECTION OF DIRECTORS.

    Five (5) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. Except for Roderick A. McClain and Geoffrey F. McClain, who are brothers, there are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the five (5) nominees listed hereinbelow, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

    In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

    The Board of Directors met twenty (20) times during the year ended December 31, 1996. All directors standing for reelection attended 100% of the meetings of the Board. The Board did not have any standing committee on nominations, compensation or audit, or other Board committees performing equivalent functions during the year ended December 31, 1996.

    The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of August 11, 1997 and is based in part on information furnished by the nominees and, in part, from the records of the Company.

    The affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

    THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                          NOMINEES FOR ELECTION AS DIRECTOR
                          ---------------------------------

    The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Roderick A. McClain has been nominated to be the Chairman of the Board of Directors. Biographies of such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."


              NAME                          DIRECTOR SINCE:
              ----                          --------------

         Roderick A. McClain                1995
         Geoffrey F. McClain                1995
         Herbert S. Perman                  1995
         Don L. Thone                       June 10, 1997
         Ron Berkowitz                      June 10, 1997

PROPOSAL 2.   THE PROPOSED MERGER AND REINCORPORATION IN DELAWARE

GENERAL

    The Board of Directors of the Company has proposed that the state of incorporation of the Company, which is currently Florida, be changed to Delaware. Such change is proposed to be effected by an Agreement of Merger, and the Plan of Merger attached as Exhibit "A" thereto, a copy of which is attached to this Proxy Statement as "Appendix A" (the "Agreement of Merger"). The Board of Directors has unanimously approved the Agreement of Merger for submission to the Company's stockholders. The Agreement of Merger provides for the merger (the "Reincorporation Merger") of the Company with and into Global TeleMedia International, Inc., a Delaware corporation, which is a wholly-owned subsidiary of the Company ("GTMI-Delaware"), with GTMI-Delaware being the surviving corporation. This Reincorporation Merger will, in effect, cause the Company to be reincorporated in Delaware. On the effective date of the Reincorporation Merger, each issued and outstanding share of Common Stock will be converted into one (1) share of common stock, $0.004 par value per share of GTMI-Delaware ("GTMI-Delaware Stock"). The following discussion summarizes certain aspects of the Reincorporation Merger, but is qualified in its entirety by reference to the Agreement of Merger and the exhibits thereto which are attached hereto as "Appendix A."

    On the effective date of the Reincorporation Merger, GTMI-Delaware will succeed to all of the assets, liabilities and business of the Company and will possess all of the rights and powers of the Company. The business of the Company will continue to operate under the name, "Global TeleMedia International, Inc." The officers and directors of GTMI-Delaware will be the same as the officers and directors of the Company.

    Except as described below, stockholders of GTMI-Delaware, as stockholders of a Delaware corporation, will, in general, have the same rights that they possess as stockholders of the Company, a Florida corporation, although certain changes are inherent in being incorporated in Delaware rather than in Florida.
A summary of these changes, as they might affect the stockholders, are discussed below in the section entitled "Summary of Significant Differences Between Delaware and Florida Corporate Laws."

    In addition, in connection with the Reincorporation Merger, GTMI-Delaware will adopt the Restated Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws, attached as "Appendix B" and "Appendix C" to this Proxy Statement. Approval of the Agreement of Merger by the stockholders will also constitute approval of the Certificate of Incorporation and Bylaws of GTMI-Delaware. See "Change in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger."

    The Agreement of Merger will be terminated if it is not approved by the stockholders or if certain other conditions are not met.

    On the effective date of the Reincorporation Merger, each issued and outstanding share of Common Stock will automatically be converted into one (1) share of GTMI-Delaware Stock. Stockholders may, but are not required to, surrender their present Common Stock certificates so that replacement certificates representing shares of GTMI-Delaware Stock may be issued in exchange therefor. Certificates representing Common Stock should not be destroyed or returned to the Company. After the Reincorporation Merger, certificates representing Common Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of GTMI-Delaware Stock. American Stock Transfer & Trust Co., the Company's transfer agent, will act as transfer agent for GTMI-Delaware after the Reincorporation Merger.

    The Agreement of Merger provides that it may be amended at any time, whether before or after approval by the stockholders of the Agreement of Merger, by agreement of the Boards of Directors of the Company and GTMI-Delaware, subject to any restrictions imposed by the laws of Florida and Delaware. Delaware law will not permit an amendment to the Agreement of Merger, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either the Company or GTMI-Delaware.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

    The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

    Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Company's current Articles of Incorporation do not include such "antitakeover" provisions. See "Change in Company's Charter and Bylaws to be Effected by the Reincorporation Merger." The Board of Directors has no present intention following the reincorporation in Delaware to amend the Certificate of Incorporation of GTMI-Delaware or the Bylaws of GTMI-Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, the Board of Directors may consider in the future certain antitakeover strategies which may enhance the Board of Directors' ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides certain protections not available under Florida laws. See "Summary of Significant Differences Between the Delaware and Florida Corporate Laws - Business Combinations with Substantial Stockholders."

    In addition, the differences between the corporate law of Delaware and Florida allow Delaware corporations greater latitude of corporate action. In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Florida corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Florida law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Florida's and Delaware's corporate laws are more fully explained below in the section entitled "Summary of Significant Differences between Delaware and Florida Corporate Laws."

    In management's opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

DISADVANTAGE OF REINCORPORATION IN DELAWARE

    Despite the belief of the Board of Directors of the Company as to the benefits or advantages of reincorporation in Delaware, some stockholders may find the Reincorporation Merger disadvantageous for several reasons. As discussed below, Delaware law, unlike Florida law, contains a statutory provision intended to discourage certain takeover attempts of Delaware corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of GTMI-Delaware would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of GTMI-Delaware Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Company's Board of Directors and may make removal of the Board of Directors or management less likely as well.

    As discussed below, the Certificate of Incorporation of GTMI-Delaware will contain a provision limiting director liability under certain circumstances and the Bylaws of GTMI-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the stockholders of GTMI-Delaware. For example, their inclusion may have the effect of reducing the likelihood of GTMI-Delaware's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted GTMI-Delaware and its stockholders. In addition, if the Reincorporation Merger is effected and the limitation on liability provision is part of the Certificate of Incorporation of GTMI-Delaware, the stockholders GTMI-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of GTMI-Delaware.

CHANGE IN THE COMPANY'S CHARTER AND BYLAWS TO BE EFFECTED BY THE REINCORPORATION MERGER

    Approval of the Agreement of Merger by the stockholders will also constitute approval of the provisions of the Certificate of Incorporation of GTMI-Delaware (See Exhibit B to the Agreement of Merger and "Appendix B") and the Bylaws of GTMI-Delaware (see Exhibit C to the Agreement of Merger and "Appendix C"). The Certificate of Incorporation and Bylaws of GTMI-Delaware differ from the Company's Articles of Incorporation and Bylaws in certain respects, the most important of which are described below.

    CERTAIN ANTI-TAKEOVER PROCEDURAL REQUIREMENTS. The Restated Certificate of Incorporation adopts certain measures (the "Measures") which are intended to protect the Company's stockholders by rendering it more difficult for a person or persons to obtain control of the Company without cooperation of the Company's management. These Measures include the potential implementation of certain supermajority requirements for the amendment of the Company's Certificate of Incorporation and Bylaws. Such Measures are often referred to as "anti-takeover" provisions. The Company's Articles of Incorporation and Bylaws do not include such anti-takeover provisions.

    The inclusion of such "anti-takeover" provisions in the Certificate of Incorporation may delay, deter or prevent a takeover of the Company which the stockholders may consider to be in their best interests, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of their securities at above-market prices, or limit the ability of stockholders to remove incumbent directors as readily as the stockholders may consider to be in their best interests.

    The Measures are not being proposed in response to any present attempt, known by the Board of Directors of the Company to acquire control of the Company, to obtain representation on the Company's Board of Directors or to take significant corporate action, including the proposed Agreement of Merger. Rather, management believes that in connection with the approval of the transactions contemplated by the Agreement of Merger, the Measures are prudent and in the best interests of the Company and its stockholders and should be adopted for their protection. The Board of Directors further believes that the present is an appropriate time to adopt the proposed Measures, since they would lessen the likelihood that the Company would be required to incur significant expense and might be subject to substantial disruption in connection with such an attempt.

    The Board of Directors does not have any current plans to seek stockholder approval of any amendments to, or make changes in, the Company's charter documents that may be deemed to have "anti-takeover" implications, except as described in this Proxy Statement or as set forth in the Certificate of Incorporation and revised Bylaws. The Board of Directors may consider other "anti-takeover" measures in the future, including measures which do not require stockholder approval. Severance agreements, pension agreements, restricted stock awards, acceleration of outstanding options and plans and agreements of a similar nature which become applicable in the event of "change in control" have become increasingly common in recent years for executives of major public companies.

    SUPERMAJORITY REQUIRED FOR AMENDMENT

    In order to insure that the substantive provisions set forth in the Certificate of Incorporation are not circumvented by the amendment of such Certificate of Incorporation pursuant to a vote of a majority of the voting power of the Company's outstanding shares, the Certificate of Incorporation also provides that any amendment, change or repeal of the provisions contained in the Certificate of Incorporation with respect to: (i) the Company's capitalization,
(ii) amendment of the Bylaws, (iii) determination by the Board of the number of directors, (iv) filling Board vacancies, (v) the requirement that stockholder action be taken at an annual or special meeting, (vi) requirements with respect to appraisal rights for stockholders, (vii) the amendment of the provision imposing such supermajority requirement for amendment of the Certificate of Incorporation, or (viii) classification of the Board of Directors, shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of voting stock, including, in any instance where the repeal or amendment is proposed by an Interested Stockholder (as such term is defined in Section 203 of the Delaware General Corporation Law - See "Summary of Significant Differences between Delaware and Florida Corporate Laws - Business Combinations with Substantial Stockholders") or its affiliate or associate, the affirmative vote of a majority of the voting power of all outstanding shares of voting stock held by persons other than such Interested Stockholder or its affiliates or associates. However, only the affirmative vote of the majority of the voting power of all outstanding shares of voting stock is required if the amendment of any of the foregoing provisions is approved by a majority of the Continuing Directors (as such term is defined in the Certificate of Incorporation). The Company's Articles of Incorporation do not currently include such provisions and Florida law does not contain antitakeover protections which apply to the Company. See "Summary of Significant Differences between Delaware and Florida Corporate Laws."

    The Certificate of Incorporation permits the Board of Directors to adopt, amend or repeal any or all of the Company's bylaws without stockholder action and provide that such bylaws may also be adopted, amended or repealed by its stockholders, but only if approved by holders of 66 2/3% or more of the voting power of all outstanding shares of voting stock, including in any instance in which the alteration is proposed by an Interested Stockholder or by affiliates or associate of any Interested Stockholder, the affirmative vote of the holders of at least a majority of voting power of all outstanding shares of voting stock held by persons other than the Interested Stockholder who proposed such action. However, the only stockholder vote required if the modification is approved by a majority of the continuing directors is the affirmative vote of the majority of the voting power of all outstanding shares of voting stock.

    CLASSIFIED BOARD

    The proposed Certificate of Incorporation provides that at the first annual meeting of the Company's stockholders after the authorized number of directors is nine (9) or more, the Board of Directors shall be divided into three classes, Class I, Class II and Class III. The current Articles of Incorporation do not include provision for a classified Board of Directors. The current Bylaws provide that the authorized number of directors shall not exceed eight (8) members. There are currently three (3) members of the Board of Directors. The proposed Bylaws of GTMI-Delaware provide that the maximum authorized number of directors shall not exceed nine (9) members. In the event of the approval of the proposed Reincorporation Merger and the proposed Certificate of Incorporation in connection with this resolution, the provision for the classified Board of Directors will take effect at the first annual meeting of the Company's stockholders following the completion of the Reincorporation Merger. Upon the effectiveness of the classified Board of Directors, the initial Class I directors will serve for a term of one year, the Class II directors for a term of two years, and the Class III directors for a term of three years. Thereafter, all directors shall serve for three year terms. The effect of these provisions is that not more than one-third of the Company's directors will be elected at any single annual meeting. As a result, a person seeking control of the Company might not necessarily be able to acquire a controlling block of stock and effect an entire change in management at a single annual meeting.

    SPECIAL MEETINGS OF STOCKHOLDERS

    The proposed Bylaws of GTMI-Delaware provide that a special meeting of stockholders may be called by the Chairman of the Board of Directors, the President, a majority of the Board of Directors or 50% of the stockholders of record of all shares entitled vote. The current Bylaws of the Company provide that a special meeting of stockholders may be called by the Board of Directors, the President or 10% of the stockholders of record of all shares entitled to vote. See "Summary of Significant Differences Between Delaware and Florida Corporate Laws - Special Meetings of Stockholders."

    CORPORATE ACTION WITHOUT A STOCKHOLDER MEETING

    The proposed Certificate of Incorporation provides that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual meeting or at a special meeting of stockholders of the Company. The Company's current Articles of Incorporation and Bylaws permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed action being taken. See "Summary of Significant Differences Between Delaware and Florida Corporate Laws - Corporate Action Without A Stockholder Meeting."

    AUTHORIZED CAPITAL. The Company's current Articles of Incorporation authorize the issuance of up to 25,000,000 shares of Common Stock, par value $0.004 per share. The proposed Certificate of Incorporation will increase the authorized number of shares of Common Stock to 75,000,000 shares, and will further authorize the issuance of up to 10,000,000 shares of preferred stock, par value $0.004 per share. Each share of GTMI-Delaware Stock will have the same par value as the Common Stock. The current Articles of Incorporation do not include a provision for the authorization of a class of preferred stock.
The proposed Certificate of Incorporation of GTMI-Delaware authorizes a class of preferred stock commonly known as "blank check" preferred stock. The preferred stock may be issued from time to time in one or more series, and the Board of Directors of GTMI-Delaware, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions
applicable to each series of preferred stock.   Such shares of preferred stock,
if and when issued, may have rights, powers and preferences superior to those of the Company's Common Stock. Florida law does not allow for the issuance of "blank check" preferred stock, but requires the Company to amend the articles of incorporation to authorize the issuance of each series of preferred stock. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of GTMI-Delaware Stock will not have any preemptive or similar rights to acquire any preferred stock.

    LIMITATION OF LIABILITY OF DIRECTORS. Under Delaware corporate law, a corporation may provide in its charter that directors shall not be liable to the corporation or its stockholders for monetary damages for breach of their fiduciary duty. Florida law limits a director's liability for monetary damages, except for breach of a director's duties under certain circumstances. See "Summary of Significant Differences between Delaware and Florida Corporate Laws
- Liability of Directors." The Certificate of Incorporation of GTMI-Delaware contains a provisions limiting a director's liability for monetary damages to the fullest extent permitted by Delaware law.

    INDEMNIFICATION OF DIRECTORS AND OFFICERS. The charter documents of each of GTMI-Delaware and the Company provide that GTMI-Delaware and the Company shall indemnify its directors and officers to the fullest extent permitted under Delaware law and Florida law, respectively. As described below, with certain exceptions, Delaware law is similar to Florida law with respect to indemnification of officers and directors. See "Summary of Significant Differences between Delaware and Florida Corporate Laws - Liability of Directors" and "Proposal 5 - Approval of Form of Indemnification Agreement - Indemnification of Directors and Officers Under Delaware and Florida Law."

    The Company has obtained directors' and officers' liability insurance with a $1,000,000 limit of liability. Further, the Company may enter into agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted, as currently provided under Florida law, and under Delaware law, if the Company effectuates the Reincorporation Merger. The Company has also presented to the stockholders a proposal to adopt a form of Indemnification Agreement between the Company and the members of its Board of Directors. See "Proposal 5 - Approval of Form of Indemnification Agreement."

    The members of the Board of Directors of the Company have a personal interest in seeing that the Reincorporation Merger is effected and that the limitation on liability and indemnification provisions are included as a part of the Certificate of Incorporation and Bylaws of GTMI-Delaware.

SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND FLORIDA CORPORATE LAWS

    The following is a brief summary of certain material ways in which Florida and Delaware corporate laws differ and does not purport to be a complete statement of such laws.

    BUSINESS COMBINATIONS WITH SUBSTANTIAL STOCKHOLDERS. Delaware law contains a statutory provision which is intended to curb abusive takeovers of Delaware corporations. Section 203 of the Delaware General Corporation Law addresses the problem by preventing certain business combinations of the corporation with interested stockholders within three years after such stockholders become interested. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate, or associate of such person, who is an "interested stockholder" for a period of three (3) years from the date that such person became an interested stockholder unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Under Section 203, an "interested stockholder" is defined as any person who is: (i) the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and who was the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

    Florida law provides for certain "antitakeover" protections against persons who acquire or intend to acquire 20% or more of the voting power of certain Florida corporations, defined by statute as "issuing public corporations." However, in order to fall within the definition of an "issuing public corporation," the Florida corporation must have:(i) its principal place of business, principal office or substantial assets within the State of Florida, and (ii) either more than 10% of its stockholders resident in the State of Florida, more than 10% of its shares owned by Florida residents or at least 1,000 Florida resident stockholders (with shares held by banks, brokers or nominees disregarded for the purpose of calculating such percentage). As the Company's principal place of business and principal office are located outside of the State of Florida and the Company does not have any significant assets in the State of Florida, the Company does not fall within the definition of an "issuing public corporation" for purposes of the Florida antitakeover statute, and therefore, such antitakeover provisions do not apply to the Company.

    Because the provision may have a deterrent effect on the ability or desire of third persons to acquire a substantial block of GTMI-Delaware Stock and to attempt to gain control of GTMI-Delaware, directors of the Company could be deemed to have a personal interest in consummating the Reincorporation Merger.

    A corporation may, at its option, exclude itself from the coverage of
Section 203 by amending its certificate of incorporation or bylaws by action of its stockholders to exempt itself from coverage, provided that such bylaw or certificate of incorporation amendment shall not become effective until twelve
(12) months after the date it is adopted. The Company has not adopted such an amendment to the Certificate of Incorporation. It is not anticipated that the Board of Directors of GTMI-Delaware will seek stockholder approval to "opt out" of the operation of this provision.

    LIABILITY OF DIRECTORS. Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director:
(i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The proposed Certificate of Incorporation includes such a provision.

    Under Florida law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of: (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

    INDEMNIFICATION OF DIRECTORS AND OFFICERS. Delaware and Florida law generally provide for similar provisions with respect to the power of a corporation to indemnify its directors and officers. However, unlike under Delaware law, Florida law provides that no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was unlawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation. See "Proposal 5 - Approval of Form of Indemnification Agreement - Indemnification of Directors and Officers Under Delaware and Florida Law."

    SPECIAL MEETINGS OF STOCKHOLDERS. Under Delaware law, a special meeting of stockholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed Bylaws of GTMI-Delaware provide that a special meeting may be called by the Chairman of the Board of Directors, the President, a majority of the Board of Directors or 50% of the stockholders of record of all shares entitled to vote.

    Florida law provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders. The Company's current Articles of Incorporation do not include any such provision. The current Bylaws of the Company provide that a special meeting of stockholders may be called by the Board of Directors, the President or 10% of the stockholders of record of all shares entitled to vote.

    MERGER WITH SUBSIDIARY. Under Delaware law, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. Florida law permits such a merger of a subsidiary without stockholder approval if 80% of each class of capital stock of the subsidiary is owned by the parent corporation.

    REMOVAL OF DIRECTORS; FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under Delaware law, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors. Under Florida law, stockholders may remove one or more directors, with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of stockholders called expressly at least in part for that purpose. The Company's current Articles of Incorporation do not refer to removal of directors. Therefore, any member of the Company's Board of Directors may be removed with or without cause.

    Under the proposed Bylaws of GTMI-Delaware, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, the proposed Bylaws of GTMI-Delaware provide that the directors elected to fill vacancies on the Board of Directors will hold office until the next election of directors. The Company's existing bylaws provide that vacancies on the Board of Directors may be filled by a majority vote of the remaining members of the Board of Directors.

    COMMITTEES OF THE BOARD OF DIRECTORS. Florida and Delaware law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Florida law places more limitations on the types of activities that can be delegated to committees of the board. Under Florida law, a committee of the board of directors may not approve or recommend to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

    AMENDMENT OR REPEAL OF THE CERTIFICATE. Under Delaware law, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The proposed Certificate of Incorporation does not provide otherwise. However, the proposed Certificate of Incorporation imposes certain supermajority requirements on the vote of stockholders to amend the proposed Certificate of Incorporation of GTMI-Delaware, unless such amendments are also adopted by the Board of Directors of GTMI-Delaware. Except with regard to minor amendments, all amendments to the articles of incorporation of a Florida corporation must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote. The Company's current Articles of Incorporation do not provide for a greater or lesser vote. See "Change in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger - Supermajority Required for Amendment."

    AMENDMENTS TO BYLAWS.  Under Delaware law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. Under Florida law, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the stockholders in the articles of incorporation or under Florida law, or the stockholders expressly provide in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected
bylaws.   The proposed Certificate of Incorporation permits the Board of
Directors to adopt, alter or amend the proposed Bylaws of GTMI-Delaware. However, the proposed Certificate of Incorporation imposes certain supermajority requirements on the vote of stockholders to amend the proposed Bylaws of GTMI-Delaware, unless such amendments are also adopted by the Board of Directors of GTMI-Delaware. The Company's current Articles of Incorporation provide the Board of Directors with the authority to adopt, alter or amend the Bylaws. See "Change in the Company's Charter and Bylaws to be Effected by the Reincorporation Merger - Supermajority Required for Amendment."

    VOTE REQUIRED FOR MERGERS. Florida law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Florida law, the vote of the stockholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation's stockholders, Delaware law, unlike Florida law, also requires that either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

    STOCK REDEMPTIONS AND REPURCHASES. Both Delaware and Florida corporations may generally purchase or redeem their own shares of capital stock. Under Delaware law, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Florida corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or
(ii) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise), the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. The Company's current Articles of Incorporation do not contains any additional restrictions on distributions to stockholders or provide for the authorization of a class of preferred stock.

    PROXIES. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Florida law, a proxy is effective only for a period of 11 months unless otherwise provided in the proxy.

    CONSIDERATION FOR STOCK. Under Florida law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value. Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

    STOCKHOLDERS' RIGHTS TO EXAMINE BOOKS AND RECORDS. Delaware law provides that any stockholder of record may demand to examine the corporation's books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under Florida law, any stockholder may inspect and copy certain of the corporation's records upon written demand, including the corporation's articles of incorporation, bylaws, certain resolutions of the Board of Directors relating to the creation of classes or series of stock, minutes of stockholder meetings during the prior three (3) years, written communications to stockholders, a list of names and business addresses of the corporation's officers and directors, the corporation's most recent corporate report delivered to the Florida Secretary of State and the corporation's financial statements during the prior three (3) year period. However, only a stockholder whose demand is in good faith and with a proper purpose and describes in particularity the purpose and the desired records which are related to such purpose, may examine certain of the corporation's books, including minutes of meetings of the Board of Directors, minutes of other meetings or actions taken by stockholders not otherwise expressly available for inspection to all stockholders, accounting records of the corporation, a list of names and address of the corporation's stockholders and any other books and records of the corporation. Under Florida law, if the corporation refuses to allow a stockholder of a corporation to examine the corporation's books, the corporation may be liable to the stockholder for costs (including reasonable attorney's fees) incurred by the stockholder. There is no such corresponding provision in Delaware law.

    DIVIDENDS. Delaware law provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. Florida law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

    CORPORATE ACTION WITHOUT A STOCKHOLDER MEETING. Delaware and Florida law both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. The Company's current Articles of Incorporation do not include any such contrary provision. The proposed Certificate of Incorporation provides that any action required or permitted to be taken by the stockholders of GTMI-Delaware must be effected at a duly called annual meeting or at a special meeting of stockholders of GTMI-Delaware. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, Delaware law requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing. Florida law provides that such notice must be given within ten (10) days of the date such stockholder authorization is granted.

FEDERAL INCOME TAX CONSEQUENCES

    The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all stockholders. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

    The Reincorporation Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the stockholders as a result of the exchange of shares of Common Stock for shares of GTMI-Delaware Stock upon consummation of the transaction.

    The combination and change of each share of the Company's Common Stock into one share of GTMI-Delaware Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to a portion of GTMI-Delaware Stock received in exchange therefor.

SECURITIES ACT CONSEQUENCES

    The shares of GTMI-Delaware Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, GTMI-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

    After the Reincorporation Merger, GTMI-Delaware will be a publicly-held company, GTMI-Delaware Stock will be listed for trading in the over-the-counter market, and GTMI-Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradeable before the Reincorporation Merger will have freely tradeable shares of GTMI-Delaware Stock. Stockholders holding restricted shares of Common Stock will have shares of GTMI-Delaware Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of GTMI-Delaware Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of GTMI-Delaware Stock on the date they acquired their shares of Common Stock. In summary, GTMI-Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as were the Company and the stockholders prior to the Reincorporation Merger.

DISSENTERS' RIGHTS OF APPRAISAL

    Florida law generally provides that stockholders may have dissenters' rights in connection with a plan of merger in connection with which the approval of the corporation's stockholders is required. However, Florida law provides that there is no right of dissent with respect to a plan of merger, such as the Reincorporation Merger, in favor of holders of any class or series which, at the record date for the stockholders' meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, such as the over-the-counter market, or (ii) held by at least 2,000 stockholders of record.


    The Company's Common Stock is listed for trading in the over-the-counter market, which is not designated as a national market system by the NASD. However, as of the Record Date, the Company had approximately 7,024 beneficial stockholders of record.

    Therefore, the Company believes there are no dissenters' or appraisal rights available to stockholders with respect to the Reincorporation Merger.

    APPROVAL BY STOCKHOLDERS OF THE REINCORPORATION MERGER WILL CONSTITUTE APPROVAL OF THE AGREEMENT OF MERGER, THE CERTIFICATE OF INCORPORATION OF GTMI-DELAWARE AND THE BYLAWS OF GTMI-DELAWARE.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Under the Company's Articles of Incorporation and Florida law, the Agreement of Merger must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 3    INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

    The Company's current Articles of Incorporation authorize the issuance of up to 25,000,000 shares of Common Stock, par value $0.004 per share. This Proposal 3 seeks the approval of the Company's stockholders to increase the authorized number of shares of Common Stock to 75,000,000 shares, par value $0.004 per share.

    As of August 7, 1997, The Company had issued and outstanding 23,609,535 shares. The Board of Directors has approved an increase in the authorized number of shares of Common Stock from 25,000,000 shares to 75,000,000 shares in order to facilitate the Company's ability to raise capital, to facilitate acquisitions and mergers and to attract qualified employees by offering stock options as incentive compensation for such persons, by authorizing the issuance of additional securities of the Company for purposes of effectuating such transactions. See "Proposal 4 - Approval of the Company's 1996 Stock Option Plan."

    The proposed change would cause Article V of the Company's Articles of Incorporation to read as follows:

         The total number of shares of stock which the Corporation shall have authority to issue is Seventy Five Million
         (75,000,000) shares of Common Stock, par value $0.004 per share.

    In the event that the Company's stockholders approve Proposal 2 of this Proxy Statement, which includes a proposal to increase the authorized number of shares of Common Stock to 75,000,000 shares, as contemplated by this Proposal 3, and further authorizes the issuance of up to 10,000,000 shares of Preferred Stock, the Board of Directors will withdraw this Proposal 3 for consideration by the stockholders at the Meeting.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Under the Company's Articles of Incorporation and Florida law, this Proposal 3 to increase the authorized number of shares of Common Stock in the Company's Articles of Incorporation must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 4.   APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN

GENERAL

    The 1996 Stock Option Plan (the "1996 Stock Option Plan") was adopted by the Board of Directors on November 12, 1996. The Company has reserved for issuance thereunder an aggregate of 3,400,000 shares of Common Stock. The 1996 Stock Option Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Code, and for the grant to employees and consultants of nonstatutory stock options.

    The Company may not have sufficient authorized but unissued shares of Common Stock for purposes of reserving all of the shares which may be granted under the 1996 Stock Option Plan. See "Proposal 3- Increase of Authorized Shares of Common Stock."

    The success of the Company depends upon its ability to attract and retain highly qualified and competent employees. The 1996 Stock Option Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its stockholders. Management of the Company believes that the reservation of 3,400,000 shares of Common Stock for issuance under the 1996 Stock Option Plan, would provide an adequate reserve of shares for issuance under the 1996 Stock Option Plan in order to enable the Company to compete with other companies to attract and retain valuable employees.

    A description of the 1996 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 1996 Stock Option Plan and does not purport to be complete. The following discussion summarizes certain aspects of the 1996 Stock Option Plan, but is qualified in its entirety by reference to the 1996 Stock Option Plan which is attached hereto as "Appendix D."

1996 STOCK OPTION PLAN

    The general purposes of the 1996 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options.

    The 1996 Stock Option Plan provides that options may be granted to the employees (including officers and directors who are employees) and consultants of the Company, or of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options.

    As of November 12, 1996, the Company's Board of Directors approved the Company's 1996 Stock Option Plan, subject to the ratification of the Company's stockholders.

    The Company has reserved for issuance up to 3,400,000 shares of Common Stock under the 1996 Stock Option Plan. No options have been granted under the 1996 Stock Option Plan as of the date of this Proxy Statement.

    ADMINISTRATION OF AND ELIGIBILITY UNDER 1996 STOCK OPTION PLAN. The 1996 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. The 1996 Stock Option Plan authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors to administer the 1996 Stock Option Plan, which will consist of at least two outside directors of the Company.

    Subject to the terms and conditions of the 1996 Stock Option Plan, the Committee will have the sole authority to determine: (a)the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee.

    All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under the 1996 Stock Option Plan. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

    STOCK OPTION AGREEMENTS. All options granted under the 1996 Stock Option Plan will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 1996 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 1996 Stock Option Plan and which the Committee deems appropriate for inclusion.

    INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of the Company's Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

    Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

    An optionee of an ISO may not exercise an ISO granted under the 1996 Stock Option Plan so long as such person holds a previously granted and unexercised ISO.

    The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

    NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. The Company hereby undertakes not to grant any non-qualified stock options under the 1996 Stock Option Plan at an exercise price less than 85% of the fair market value of the Common Stock on the date of grant of any non-qualified stock option under the 1996 Stock Option Plan.

    The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

    STOCK APPRECIATION RIGHTS. Each SAR granted under the 1996 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

    SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the 1996 Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

    LIMIT TO OPTIONS GRANTED UNDER THE 1996 STOCK OPTION PLAN. Under Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options and SARs would be subject to this limitation unless, among other things, the option plan under which the options and SARs is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year. Such a potential compensation expense deduction could arise, for example, upon the exercise by one of these executive of a nonstatutory option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

    In order to exclude compensation resulting from options granted under the Company's 1996 Stock Option Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved a provision in the 1996 Stock Option Plan which will place a 300,000 share limit on the number of options that may be granted under the 1996 Stock Option Plan to an employee in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve the Company's ability to deduct in full any compensation expense related to stock options.

    TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the 1996 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or
(c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services.

    The options and SARs granted under the 1996 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution.

    ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under the 1996 Stock Option Plan and the number and price of shares of Common Stock covered by each outstanding option or SAR under the 1996 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

    AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the 1996 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 1996 Stock Option Plan will terminate on November 11, 2006, the tenth (10th) anniversary date of the effectiveness of the 1996 Stock Option Plan.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    Options granted under the 1996 Stock Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of:
(i) the fair market value of the shares at the date of the option exercise, or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or Ten Percent Stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

    All other options that do not qualify as incentive options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an option who is also an employee of the Company will be subject to tax withholding by the Company. Upon the resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term capital gain or loss, depending on the holding period.

    Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

    The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1996 Stock Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Approval of the 1996 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 5.   APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT

GENERAL

    The stockholders are being asked at the Meeting to approve proposed agreements (the "Indemnification Agreements") to be entered into between the Company and its directors and officers, in substantially the form attached hereto as "Appendix E."

    The Board of Directors believes that the Indemnification Agreements are a response to: (i) the increasing hazard and related expense of unfounded litigation directed against directors and executive officers; (ii) the general unavailability of directors' and officers' liability insurance or significant limitations in amounts and breadth of coverage; (iii) dramatic increases in premiums for such coverage; and (iv) the potential inability of the Company to continue to attract and retain qualified directors and executive officers in light of these circumstances.

    The Company has obtained directors' and officers' liability insurance with a $1,000,000 limit of liability.

    The Board of Directors believes that the Indemnification Agreements will serve the best interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the success of the Company. The Indemnification Agreements are intended to complement the indemnity and protection available under Florida law, or in the event that the Company's stockholders approve the Reincorporation Merger, with respect to the proposed reincorporation of the Company from Florida to Delaware, under Delaware law, the Company's Articles or Certificate of Incorporation, as the case may be, and Bylaws and any policies of insurance which may hereafter be maintained by the Company and to provide for indemnification of certain of its agents to the fullest extend permitted by applicable law.

    The following discussion summarizes certain aspects of the Indemnification Agreement, but is qualified in its entirety by reference to the form of Indemnification Agreement which is attached as "Appendix E" hereto.

INDEMNIFICATION OF DIRECTORS AND OFFICERS UNDER DELAWARE AND FLORIDA LAW

    In general, Florida law and Delaware law empower a corporation to indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except in the case of an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.

    A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise, against expenses, including amounts paid in settlement and attorney's fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

    To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she must be indemnified by the corporation against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense. Any indemnification under this section, unless ordered by a court or advanced pursuant to this section, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (a) by the stockholders; (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

    The articles or certificate of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

    The indemnification and advancement of expenses authorized in or ordered by a court: (a) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles or certificate of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to this section or for the advancement of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and (b) continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

    Delaware law provides that a director shall not be held personally liable for monetary damages for breach of fiduciary duty as a director, provided (as specified in the Delaware law) that such limitation of liability shall not act to limit liability for the following conduct: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) any transaction from which the director derived an improper personal benefit.

    However, unlike under Delaware law, Florida law provides that no indemnification is permitted for criminal violations (unless the director, officer, employee or agent had reasonable cause to believe his conduct was unlawful), transactions in which the director or officer derived an improper personal benefit, declaration of unlawful dividends or, in derivative actions, willful misconduct or conscious disregard for the best interests of the corporation.

INDEMNIFICATION AGREEMENTS

    The Indemnification Agreements provide the Indemnitee with the maximum indemnification allowed under applicable law. Since the Florida and Delaware statutes are non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

    The Indemnification Agreements provide that the Company shall indemnify an Indemnitee who is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the Indemnitee is or was a director, officer, key employee or agent of the Company or any subsidiary of the Company. The Company shall advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on Indemnitee on account of receipt of such payouts) incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The Indemnitee shall repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by the Company. The advances paid to the Indemnitee by the Company shall be delivered within 20 days following a written request by the Indemnitee. Any award of indemnification to an Indemnitee, if not covered by insurance, would come directly from the assets of the Company, thereby affecting a stockholder's investment.

    The Indemnification Agreements set forth a number of procedural and substantive matters which are not addressed or are addressed in less detail in Florida and Delaware law, including the following:

    First, in the event an action is instituted by the Indemnitee under the Indemnification Agreements to enforce or interpret any of the terms therein, Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the Indemnitee with respect to such action, unless as a part or such action, a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under the Indemnification Agreements or to enforce or interpret any of the terms therein, the Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the Indemnitee in the defense of such action, unless as a part of such action the court determines that each of the Indemnitee's material defenses to such action were made in bad faith or were frivolous. Delaware law does not set forth any procedure for contesting a corporation's determination of a party's right to indemnification.

    Second, the Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event that an Indemnitee is not entitled to full indemnification under the terms of the Indemnification Agreement. Florida and Delaware law do not specifically address this issue. Florida and Delaware law do, however, provide that to the extent that an Indemnitee has been successful on the merits, he or she shall be entitled to such indemnification.

    Third, in the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company shall be entitled to assume the defense of such proceeding, with counsel approved by the indemnified party, which approval shall not be unreasonably withheld, upon the delivery to the Indemnitee of written notice of its election to do so. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

    Fourth, indemnification provided by the Indemnification Agreements is not exclusive of any rights to which the Indemnitee may be entitled under the Company's Articles or Certificate of Incorporation, as the case may be, its Bylaws, any agreement, any vote of stockholders or disinterested directors, Florida or Delaware law, or otherwise. The indemnification provided under the Indemnification Agreements continues for any action taken or not taken while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity at the time of the action, suit or other covered proceeding.

    Finally, the Indemnification Agreements provide for certain exceptions to indemnification which include the following: (a) indemnification for liabilities where the law prohibits indemnification; (b) indemnification or advancement of expenses with respect to proceedings or claims initiated or brought voluntarily by an Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under the Indemnification Agreements or any statute or law or otherwise as required under Florida and Delaware law; and (c) indemnification for expenses in the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar or successor statute.

    The proposed Indemnification Agreements, together with the limitations on the directors' liability provided by the Company's Articles or Certificate of Incorporation, as the case may be, and the Company's Bylaws, reduce significantly the number of instances in which directors might be held liable to the Company for monetary damages for breach of their fiduciary duties. Therefore, it should be noted that the current directors of the Company have a direct personal interest in the approval of the Indemnification Agreements.

    At present, there is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the Indemnification Agreements.

INDEMNIFICATION OF LIABILITIES UNDER THE SECURITIES ACT OF 1933

    The Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the 1933 Act, is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by an Indemnitee of the Company in the successful defense of any such act or proceeding) is asserted by such Indemnitee in connection with securities which have been registered by the Company, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

    Delaware and Florida law generally provide that no contract or transaction between a corporation and one or more of its directors or officers shall be void or voidable solely for this reason, or solely because the director or officer is present or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board, a committee thereof, or the stockholders.

    Since the Company intends to enter into these Indemnification Agreements with each of its directors, the Indemnification Agreements must either be fair to the Company or be approved by the requisite vote of stockholders. Although the Company believes that the form of Indemnification Agreement is fair to the Company, and that stockholder approval may not therefore be required to validate the Indemnification Agreements, the Company believes that it is appropriate to submit the Indemnification Agreements to the stockholders for their consideration. If the Indemnification Agreements are not approved by the stockholders, the invalidity of such agreements could hereafter be asserted by the stockholders. In such an instance, the person asserting the validity of the Indemnification Agreements will bear the burden of proving that they were fair to the Company at the time they were authorized.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Approval of the Indemnification Agreements will require the affirmative vote of a majority of the votes present or represented and entitled to vote on this subject matter at the meeting and held by disinterested stockholders. Since each director is an interested party with respect to this matter, shares owned directly or indirectly by any director may not be voted on this proposal although they will be counted for purposes of determining whether a quorum is present. An abstention is not an affirmative vote and, therefor, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on this subject matter at the meeting. See "Information Concerning Solicitation and Voting - Quorum; Abstentions; Broker Non-Votes."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 6.   RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
              ACCOUNTANT.

    The Board of Directors of the Company has appointed the firm of Tauber & Balser, P.C. as independent certified public accountants for the Company for the year ending December 31, 1997, subject to stockholder approval. The Company has been advised by Tauber & Balser, P.C. that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

    A representative of Tauber & Balser, P.C. is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of Tauber & Balser, P.C. as independent public accountants for the Company, the Board of Directors will review its selection.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Approval of the appointment of Tauber & Balser, P.C. as independent certified public accountants for the Company for the year ending December 31, 1997 requires the affirmative vote of a majority of the combined Votes Cast.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF TAUBER & BALSER, P.C. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.

                                    OTHER MATTERS

    The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                             By Order of the Board of Directors of

                             GLOBAL TELEMEDIA INTERNATIONAL, INC.



                             By:  /s/ Roderick A. McClain
                                --------------------------------------
                                 Roderick A. McClain
                                 Chief Executive Officer



Alpharetta, Georgia
August 11, 1997

                                     EXHIBIT A

                                 AGREEMENT OF MERGER


    THIS AGREEMENT OF MERGER (the "Agreement"), dated as of ___________, 1997, is entered into by and between Global TeleMedia International, Inc., a Florida corporation ("GTMI Florida") and Global TeleMedia International, Inc., a Delaware corporation ("GTMI Delaware").

                                     WITNESSETH:

    WHEREAS, GTMI Florida is a corporation duly organized and existing under the laws of the State of Florida;

    WHEREAS, the respective Boards of Directors of GTMI Florida and GTMI Delaware have determined that it is advisable and in the best interests of each of such corporations that GTMI Florida merge with and into GTMI Delaware (the "Merger") upon the terms and subject to the conditions set forth in this Agreement and in the Plan of Merger attached hereto as Exhibit "A" and incorporated herein by this reference, for the purpose of effecting the change of the state of incorporation of GTMI Florida from Florida to Delaware;

    WHEREAS, the respective Boards of Directors of GTMI Florida and GTMI Delaware have, by resolutions duly adopted, approved this Agreement, subject to the approval of the stockholders of each of GTMI Delaware and GTMI Florida; and

    WHEREAS, this Agreement is intended as a tax free plan of reorganization within the meaning of Section 368 of the Internal Revenue Code;

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, GTMI Florida and GTMI Delaware hereby agree as follows:

    1. MERGER. GTMI Florida shall be merged with and into GTMI Delaware and GTMI Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time when this Agreement is made effective in accordance with applicable law (the "Effective Time").

    2. GOVERNING DOCUMENTS; EXECUTIVE OFFICERS AND DIRECTORS. The Certificate of Incorporation of GTMI Delaware, attached hereto as Exhibit "B," from and after the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of GTMI Delaware, attached hereto as Exhibit "C," from and after the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, or the Certificate of Incorporation of the Surviving Corporation and applicable laws. The executive officers, directors and members of committees of the Board of Directors of GTMI Florida, as of the Effective Time, shall become the executive officers, directors and members of committees of the Board of Directors of the Surviving Corporation, from and after the Effective Time, until their respective successors have been duly elected and qualify, unless they earlier die, resign or are removed.

    3. SUCCESSION. At the Effective Time, the separate corporate existence of GTMI Florida shall cease, and GTMI Delaware shall possess all the rights, privileges, powers and franchises of a public and private nature of GTMI Florida; and all property, real, personal and mixed, and all debts due to GTMI on whatever account, as well as for share subscriptions as all other things in action belonging to GTMI Florida, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every interest shall be thereafter as effectually the property of the Surviving Corporation as they were of GTMI Florida, and the title to any real estate vested by deed or otherwise in GTMI Florida shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of GTMI Florida shall be preserved unimpaired, and all debts, liabilities and duties of GTMI Florida shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of GTMI Florida its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to GTMI Florida. The employees and agents of GTMI Florida shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of GTMI Florida. The requirements of any plans or agreements of GTMI Florida involving the issuance or purchase by GTMI Florida of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

    4. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of GTMI Florida such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving

Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of GTMI Florida, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of GTMI Florida or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    5. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

         (a) each share of the common stock, par value $0.004 per share (the "GTMI Florida Common Stock") of GTMI Florida outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of common stock, par value $0.004 per share (the "GTMI Delaware Common Stock") of GTMI Delaware and no fractional shares shall be issued and fractions of half or more shall be rounded to a whole share and fractions of less than half shall be disregarded, such that the issued and outstanding capital stock of GTMI Delaware resulting from the conversion of the capital stock of GTMI Florida upon the Effective Time shall be __________ shares of Common Stock; and

         (b) the shares of GTMI Delaware Common Stock presently issued and outstanding in the name of GTMI Florida shall be canceled and retired and resume the status of authorized and unissued shares of GTMI Delaware Common Stock, and no shares of GTMI Delaware Common Stock or other securities of GTMI Florida shall be issued in respect thereof.

    6. STOCK CERTIFICATES. As of and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of GTMI Florida Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of GTMI Delaware Common Stock into which the shares of GTMI Florida Common Stock formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of GTMI Delaware Common Stock evidenced by such outstanding certificate as above provided.

    7.   STOCKHOLDER APPROVAL.  This Agreement has been approved by GTMI
Florida under Section 607.1103 of the Florida Business Corporation Act by the stockholders representing in excess of 50% of the issued and outstanding voting securities of GTMI Florida. This Agreement has been approved by GTMI Delaware under Section 253 of the General Corporation Law of the State of Delaware. The signature of GTMI Florida on this Agreement shall constitute its written consent as sole stockholder of GTMI Delaware, to this Agreement and the Merger.

    8. OTHER EMPLOYEE BENEFIT PLANS. As of the Effective Time, GTMI Delaware hereby assumes all obligations under any and all employee benefit plans of GTMI Florida in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

    9. AMENDMENT. To the full extent permitted by applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto, either before or after approval of the stockholders of the constituent corporations and at any time prior to the Effective Time with respect to any of the terms contained herein.

    10. ABANDONMENT. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of GTMI Florida or GTMI Delaware, notwithstanding approval of this Agreement by the stockholders of GTMI Delaware or by the stockholders of GTMI Florida, or both, if, in the opinion of either of the Boards of Directors of GTMI Florida or GTMI Delaware, circumstances arise which in the opinion of such Boards of Directors, make the Merger for any reason inadvisable.

    11. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

    12. FLORIDA APPOINTMENT. GTMI Delaware hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of GTMI Florida or GTMI Delaware arising from the Merger. GTMI Delaware appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of Florida to GTMI Delaware at 1121 Alderman Drive, Suite 200, Alpharetta, Georgia 30202, Attention: Roderick A. McClain, President.

    13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

    IN WITNESS WHEREOF, GTMI Florida and GTMI Delaware have caused this Agreement to be executed and delivered at Alpharetta, Georgia by their respective duly authorized officers as of the date first above written.


                             GLOBAL TELEMEDIA INTERNATIONAL, INC.
                             a Florida corporation



                             By:
                                 --------------------------------
                                 Roderick A. McClain
                                 Chief Executive Officer


ATTEST:



By:
    ---------------------------
   Melissa D. Hart
   Secretary


                             GLOBAL TELEMEDIA INTERNATIONAL, INC.
                             a Delaware corporation



                             By:
                                 --------------------------------
                                 Roderick A. McClain
                                 Chief Executive Officer

ATTEST:



By:
    ---------------------------
    Melissa D. Hart
    Secretary

                                       EXHIBIT B

                                       RESTATED

                             CERTIFICATE OF INCORPORATION

                                          OF

                         GLOBAL TELEMEDIA INTERNATIONAL, INC.


    This Restated Certificate of Incorporation (the "Certificate") of GLOBAL TELEMEDIA INTERNATIONAL, INC. (the "Corporation"), was duly adopted by the Board of Directors of the Corporation on November 12, 1996 and the stockholders of the Corporation on ___________, 199__, as set forth below, in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. The original Certificate of Incorporation was filed on November 8, 1996.

    The following Restated Certificate of Incorporation was adopted on _________________, 199___ by the vote of the stockholders of the Corporation. The vote of stockholders of the Corporation by which the foregoing Restated Certificate of Incorporation was adopted was _______ shares in favor, ___________ shares opposed and _________ shares not voting, out of the Corporation's total of _________ shares issued and outstanding. The number of shares voted for the Restated Certificate of Incorporation was sufficient for approval.

    The text of the Certificate of Incorporation as amended or supplemented heretofore is hereby restated and further amended to read in its entirety as follows:

    FIRST:    The name of the corporation is Global TeleMedia International,
Inc.

    SECOND:   The address of the registered office of the Corporation in the
State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name and address of the Corporation's registered agent in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

    THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

    FOURTH:   1.  The total number of shares of stock which the Corporation shall have authority to issue is Eighty Five Million (85,000,000) shares, consisting of Seventy Five Million (75,000,000) shares of Common Stock, par value $0.004 per share (the "Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, par value $0.004 per share (the "Preferred Stock").

    2. Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (the "Board of Directors"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

    FIFTH:    In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

    SIXTH:    Notwithstanding Article Fifth hereof, the Bylaws may be adopted, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class; PROVIDED, HOWEVER, that where such action is approved by a majority of the continuing directors the affirmative vote of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.

    SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or Amendment thereto provided that the number of directors shall not be reduced to less than three (3), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than three (3) stockholders.

         Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

    EIGHTH:   Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

    NINTH:    Except as may otherwise be provided pursuant to Section 2 of
Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

    TENTH:    Except for such additional directors as may be elected by the holders of any series of Preferred Stock pursuant to the terms thereof established by a resolution of the Board of Directors pursuant to Article Fourth hereof, any director may be removed from office with or without cause and only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director regardless of class and voting together as a single voting class; PROVIDED, HOWEVER, that where such removal is approved by a majority of the continuing directors, the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class, shall be required for approval of such removal.

    ELEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation.

    TWELFTH:  1.  At the first Annual Meeting of Stockholders of the
Corporation (the "Annual Meeting") after the authorized number of directors is nine (9) or more, the Board of Directors shall be divided into three (3) classes: Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in such quotient obtained by dividing the authorized number of directors by three (3). If a fraction is also contained in such quotient, then additional directors shall be apportioned as follows: If such fraction is one-third, the additional director shall be a member of Class III; and if such fraction is two-thirds, one of the additional directors shall be a member of Class II and the other shall be a member of Class
III. Each director shall serve for a term ending on the date of the third Annual Meeting following the Annual Meeting at which such director was elected; PROVIDED, HOWEVER, that the directors first elected to Class I shall serve for a term ending on the date of the first Annual Meeting following their election, the directors first elected to Class II shall serve for a term ending on the date of the second Annual Meeting following their election and the directors first elected to Class III shall serve for a term ending on the date of the third Annual Meeting following their election.

    Whenever the authorized number of directors shall be reduced to less than nine (9) directors, the existing directors shall serve out the remainder of their terms based upon their respective classes and each subsequently elected director shall serve for a one (1) year term. At such subsequent time as the authorized number of directors is nine (9) or more directors, the prior paragraph shall again become operative.

         2. Notwithstanding the foregoing provisions of this Article Twelfth: each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

    THIRTEENTH:    Meetings of stockholders of the Corporation may be held
within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

    FOURTEENTH:    For the purposes of this Restated Certificate of
Incorporation, the following definitions shall apply:

    (a) "continuing director" means: (i) any member of the Board of Directors who (A) is not an interested stockholder or an affiliate or associate of an interested stockholder and (B) was a member of the Board of Directors prior to the time that an interested stockholder became an interested stockholder; and (ii) any person who is elected or nominated to succeed a continuing director, or to join the Board of Directors, by a majority of the continuing directors.

    (b) The terms "affiliate," "associate," "control," "interested stockholder," "owner," "person" and "voting stock" shall have the meanings set forth in Section 203(c) of the Delaware General Corporation Law.

    FIFTEENTH:     The provisions set forth in this Article Fourteenth and in
Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh and Twelfth hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class, and, where such action is proposed by an interested stockholder or by any associate or affiliate of an interested stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single class, other than shares held by the interested stockholder which proposed (or the affiliate or associate of which proposed) such action, or any affiliate or associate of such interested stockholder; PROVIDED, HOWEVER, that where such action is approved by a majority of the continuing directors, the affirmative vote of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.

    SIXTEENTH:     The Corporation reserves the right to adopt, repeal,
rescind, alter or amend in any respect any provision contained in this Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth and Fifteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Fourteenth hereof.

    SEVENTEENTH:   No director of the Corporation shall be liable to the
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

    EIGHTEENTH:    No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

    IN WITNESS WHEREOF GLOBAL TELEMEDIA INTERNATIONAL, INC. has caused this Restated Certificate of Incorporation to be executed by its President and to be attested to by its Secretary as of the ____ day of ________, 199____.


                             GLOBAL TELEMEDIA INTERNATIONAL, INC.



                             By:
                                 --------------------------------
                                Roderick A. McClain
                                Chief Executive Officer




                             By:
                                 --------------------------------
                                Melissa D. Hart
                                Secretary

                                      EXHIBIT C

                                        BYLAWS
                                          OF

                         GLOBAL TELEMEDIA INTERNATIONAL, INC.
                               (A DELAWARE CORPORATION)

    The foregoing are the Bylaws of GLOBAL TELEMEDIA INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), effective as of November 12, 1996, after approval by the Corporation's Board of Directors and stockholders:

                                      ARTICLE I

                                       Offices


    Section 1.01. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall be located at 1121 Alderman Drive, Suite 200, Alpharetta, Georgia 30202. The Board of Directors of the Corporation (the "Board of Directors") may change the location of said principal executive office.

    Section 1.02. OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                      ARTICLE II

                               Meetings of Stockholders

    Section 2.01. ANNUAL MEETINGS. The annual meeting of stockholders of the Corporation shall be held at a date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.03 hereof and any other proper business may be transacted.

    Section 2.02. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board or by holders of not less than fifty percent (50%) of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class. The term "voting stock" as used in these Bylaws shall have the meaning set forth in
Section 203(c) of the Delaware General Corporation Law. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

    Section 2.03. PLACE OF MEETINGS. Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

    Section 2.04. NOTICE OF MEETINGS. Written notice of each annual or special meeting of stockholders stating the date and time when, and the place where, it is to be held shall be delivered either personally or by mail to stockholders entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in such request.

    Section 2.05. CONDUCT OF MEETINGS. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be the Chairman of the Board. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.

         Section 2.06. QUORUM. At any meeting of stockholders of the Corporation, the presence, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business; PROVIDED, HOWEVER, that this Section 2.06 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Certificate of Incorporation of the Corporation, as amended or restated from time to time (the "Certificate"), for the vote necessary for the adoption of any measure governed thereby.

         In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 2.07. VOTES REQUIRED. The affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting of stockholders of the Corporation, at which a quorum is present and entitled to vote on the subject matter, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that the election of directors shall be by plurality vote, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class of stock or by the Certificate.

         Unless the Certificate or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class or series, shall be entitled to one (l) vote on each matter submitted to a vote at a meeting of stockholders.

         Section 2.08. PROXIES. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing (which shall include writings sent by telex, telegraph, cable or facsimile transmission) by the stockholder himself or by his duly authorized attorney-in-fact. No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, and dated, but it need not be sealed, witnessed or acknowledged.

         Section 2.09. STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders of the Corporation must be effect at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation.

    Section 2.10. LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make (or cause to be prepared and made), at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

    Section 2.11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or at any adjournment or adjournments thereof. If such Inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may (and, upon the demand of any stockholder or stockholder's proxy, shall) make such an appointment.

    The number of Inspectors of Election shall be one (1) or three (3). If there are three (3) Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation.

    Subject to any provisions of the Certificate of Incorporation, the Inspectors of Election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the Inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

                                     ARTICLE III

                                      Directors

    Section 3.01. POWERS. The business and affairs of the Corporation shall be managed by and be under the direction of the Board of Directors. The Board of Directors shall exercise all the powers of the Corporation, except those that are conferred upon or reserved to the stockholders by statute, the Certificate or these Bylaws.

    Section 3.02. NUMBER. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three
(3) nor more than nine (9).

    Section 3.03. ELECTION AND TERM OF OFFICE. Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors elected in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

    Section 3.04. ELECTION OF CHAIRMAN OF THE BOARD. At the organizational meeting immediately following the annual meeting of stockholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

    Section 3.05. REMOVAL. Any director may be removed from office only as provided in the Certificate of Incorporation.

    Section 3.06. VACANCIES AND ADDITIONAL DIRECTORSHIPS. Newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

    Section 3.07. REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the stockholders; without call at such time as shall from time to time be fixed by the Board of Directors; and as called by the Chairman of the Board in accordance with applicable law.

         Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telex, telegram, cable, facsimile transmission or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Certificate of Incorporation or these Bylaws ("Bylaws").

    Notice of any meeting need not be given to any director who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

    Section 3.08. QUORUM. At all meetings of the Board of Directors, a majority of the fixed number of directors shall constitute a quorum for the transaction of business, except that when the Board of Directors consists of one
(1) director, then the one director shall constitute a quorum.

         In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

    Section 3.09. VOTES REQUIRED. Except as otherwise provided by applicable law or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

    Section 3.10. PLACE AND CONDUCT OF MEETINGS. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: The Board of Directors may designate any place, within or without the State of Delaware, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation's principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation's principal executive office, as the Chairman of the Board may designate or, in the absence of such designation, at the Corporation's principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any regular or special meeting shall be the Chairman of the Board, or, in his absence, a person designated by the Board of Directors. The Secretary, or, in the absence of the Secretary, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

    Section 3.11. FEES AND COMPENSATION. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of
Directors: (a) for their usual and contemplated services as directors; (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section 3.11. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

    Section 3.12. COMMITTEES OF THE BOARD OF DIRECTORS. To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors. The Chairman of the Board, in conjunction with the several committee chairmen, shall make recommendations to the Board of Directors for its final action concerning members to be appointed to the several committees of the Board of Directors.
Any member of any committee may be removed at any time with or without cause by the Board of Directors. Vacancies which occur on any committee shall be filled by a resolution of the Board of Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors. The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors which is held immediately following the annual meeting of stockholders. The provisions of Sections 3.07, 3.08, 3.09 and 3.10 of these Bylaws shall apply, MUTATIS MUTANDIS, to any such Committee of the Board of Directors.

                                      ARTICLE IV

                                       Officers

    Section 4.01. DESIGNATION, ELECTION AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a President, Treasurer, such senior vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at the organizational meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

    Section 4.02. CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall preside at all meetings of the directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

    Section 4.03. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, subject to the power of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

    Section 4.04. TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by the directors.

    The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

    Section 4.05. SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committees. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board of Directors to sign and seal. He also shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board or President.

    Section 4.06. ASSISTANT OFFICERS. The President may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.


    Section 4.07. WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. In the case of absence or disability of an officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors or any officer designated by it, or the President, may, for the time of the absence or disability, delegate such officer's duties and powers to any other officer of the Corporation.

    Section 4.08. OFFICERS HOLDING TWO OR MORE OFFICES. The same person may hold any two (2) or more of the above-mentioned offices.

    Section 4.09. COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation.

    Section 4.10. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

    Section 4.11. REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the President or by the Board of Directors.

                                      ARTICLE V

                        Indemnification of Directors, Officers
                         Employees end other Corporate Agents

    Section 5.01. ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "Agent"), against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

    Section 5.02. ACTION, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

    Section 5.03. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Sections 5.01 or 5.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 5.01 and 5.02 hereof, which determination is made (a) by the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

    Section 5.04. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article V, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections
5.01 or 5.02 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by such Agent in connection therewith.

     Section 5.05. ADVANCES OF EXPENSES. Except as limited by Section 5.06 of this Article V, expenses incurred by an Agent in defending any civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified as authorized in this Article V. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

    Section 5.06.  RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION;
PROCEDURE UPON APPLICATION. Any indemnification or advance under this Article V shall be made promptly, and in any event within ninety days, upon the written request of the Agent, unless a determination shall be made in the manner set forth in the second sentence of Subsection 5.05 hereof that such Agent acted in a manner set forth therein so as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article V shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

    Section 5.07. OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article V shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

    Section 5.08. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

    Section 5.09. CONSTITUENT CORPORATIONS. For the purposes of this Article V, references to "the Corporation" shall include, in addition to the resulting corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article V with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

    Section 5.10. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

    Section 5.11. SAVINGS CLAUSE. If this Article V or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article V that shall not have been invalidated, or by any other applicable law.

                                      ARTICLE VI

                                        Stock

    Section 6.01. CERTIFICATES. Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

    Section 6.02. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation's transfer agent, if the Corporation has a transfer agent, or to the Corporation's registrar, if the Corporation has a registrar, or to the Secretary, if the Corporation has neither a transfer agent nor a registrar. The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation's stock as it may deem expedient.

    Section 6.03. TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

    Section 6.04. STOCK LEDGERS. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

    Section 6.05. RECORD DATES. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of stockholders for any other proper purpose. Such date in any case shall be not more than sixty (60) days, and in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

                                      EXHIBIT D

                         GLOBAL TELEMEDIA INTERNATIONAL, INC.
                                1996 STOCK OPTION PLAN


    1. PURPOSE. The purpose of the Global TeleMedia International, Inc. 1996 Stock Option Plan (the "Plan"), is to provide an incentive to officers, directors, employees, independent contractors, and consultants of Global TeleMedia International, Inc. (sometimes referred to herein as the "Company"), and any parent companies and subsidiaries (together with the Company herein collectively referred to as "GTMI") to remain in the employ of GTMI or provide services to GTMI and contribute to its success.

    As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meanings set forth in Sections 424(e) and (f) of the Code.

    This Plan was adopted by the Board of Directors as of November 12, 1996, and the stockholders of the Company as of ______________, 1996.

    2. ADMINISTRATION. The Plan shall be administered by a Plan Committee which shall be established by the Board of Directors of the Company (the "Board"). The Plan Committee shall be comprised of at least two members who shall be outside directors of the Company, as defined in Section 162(m) of the Code or any successor provision. Members of the Plan Committee shall be appointed, both initially and as vacancies occur, by the Board. The Board may serve as the Plan Committee if by the terms of the Plan all members of the Board are otherwise eligible to serve on the Plan Committee. The Board, at any time it so desires, may increase or decrease, but not below two, the number of members of the Plan Committee, may remove from membership on the Plan Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Plan Committee, whether by removal, resignation or otherwise. The provisions of the Plan and all option and stock appreciation right (SAR) agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine:

         (a) The persons (hereinafter, "optionees") to whom options to purchase shares of Common Stock of the Company ("Stock") and SARs shall be granted;

         (b)  The number of options and SARs to be granted to each  optionee;

         (c) The price to be paid for each share of Stock upon the exercise of each option;

         (d) The period within which each option and SAR shall be exercised and, with the consent of the optionee, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

         (e) The terms and conditions of each stock option and/or SAR agreement entered into between the Company and persons to whom the Company has granted an option or SAR and of any amendments thereto (provided that the optionee consents to each such amendment).

    The Plan Committee shall meet at such times and places as it determines, including by means of a telephone conference call. A majority of the members shall constitute a quorum, and a decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Plan Committee. A memorandum signed by all of the members of the Plan Committee shall constitute the decision of the Plan Committee without the necessity, in such event, for holding an actual meeting.

    3. ELIGIBILITY. Officers, directors and employees of GTMI independent contractors, consultants and other persons providing significant services to GTMI shall be eligible to receive grants of options under the Plan.

    4. STOCK SUBJECT TO PLAN. There shall be reserved for issue, upon the exercise of options granted under the Plan, 3,400,000 shares of Stock or the number of shares of Stock, which, in accordance with the provisions of Section 9 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan. The maximum number of shares with respect to which options which may be granted to an optionee who is an employee of GTMI shall not exceed 300,000 shares in any fiscal year during the term of the Plan.

    5.   TERMS OF OPTIONS AND SARS.

         (a) INCENTIVE STOCK OPTIONS. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in
Section 422 of the Code. Incentive stock options shall be granted only to employees of GTMI. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

              (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of the shares on the date the option is granted, or not less than 110% of the Fair Market Value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) 10% or more of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option hereunder or any later date specified by the Plan Committee. For the purposes of the Plan, Fair Market Value of the shares shall be (i) the closing sales price of shares of Stock sold on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date),
(ii) if the Stock is not listed on either of those exchanges or traded on the NASDAQ National Market System on the date the option is granted, the mean between the "bid" and "asked" price of the Stock in the National Over-The-Counter Market (or other similar market quotation system) on the date the option is granted, or (iii) if the Stock is not traded in any market, the price determined by the Plan Committee to be the fair market value, based upon such evidence as it may deem necessary or desirable.

              (2) PERIOD OF OPTION AND EXERCISE. The period or periods within which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries.

              (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option price be payable, at the election of the holder of the option and with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

              (4)  LIMITATION ON AMOUNT BECOMING EXERCISABLE IN ANY ONE
CALENDAR YEAR. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate Fair Market Value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, the Parent, and Subsidiaries) shall not exceed $100,000.

    (b) NONQUALIFIED STOCK OPTIONS. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of GTMI and to consultants, independent contractors and other persons who provide substantial services to GTMI. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

              (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of an option shall be determined by the Plan Committee at the time the option is granted, but in no event shall be less than 85% of the Fair Market Value of the shares on the date the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorized the grant of an option hereunder or any later date specified by the Plan Committee. To the extent that the fair market value of Stock is relevant to the pricing of the option by the Plan Committee, fair market value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

              (2) PERIOD OF OPTION AND EXERCISE. The periods, installments or intervals during which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

              (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

    (c) STOCK APPRECIATION RIGHTS. SARs may be granted in writing under the Plan by the Plan Committee subject to the following terms and conditions and such other terms and conditions as the Plan Committee may prescribe.

              (1) RIGHT OF OPTIONEE. Each SAR shall entitle the holder thereof, upon the exercise of the SAR, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the Fair Market Value of one share of Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of an SAR shall be made in Stock valued at the Fair Market Value of the Stock on the date of exercise.

              (2) EXERCISE. An SAR shall be exercisable only at the time or times established by the Plan Committee. If an SAR is granted in connection with an option, the following rules shall apply: (i) the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (iii) upon exercise of the option, the related SAR or portion thereof terminates.

              (3) RULES. The Plan Committee may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

              (4) FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of an SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Plan Committee shall determine, the number of shares may be rounded downward to the next whole share.

              (5) SHARES SUBJECT TO PLAN. Upon the exercise of an SAR for shares, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares issued.

    6. NONTRANSFERABILITY. The options and SARs granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or for options other than incentive stock options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and shall be exercisable during the optionee's lifetime only by him (or, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

    7. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Unless otherwise specified in the applicable option and/or SAR agreement or SAR, upon termination of the optionee's employment or other relationship with GTMI, his rights to exercise options and SARs then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):

         (a) DEATH OR DISABILITY. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of an optionee, any option or SAR which he holds may be exercised (to the extent exercisable at his death or disability), unless it otherwise expires, within such period after the date of his death (not less than six months nor more than twelve months) as the Plan Committee shall prescribe in his option agreement or SAR, by the optionee or, in the event of death, by the optionee's representative or by the person entitled thereto under his will or the laws of intestate succession.

         (b) RETIREMENT. Upon the retirement (either pursuant to an GTMI retirement plan, if any, or pursuant to the approval of the Board) of an officer, director or employee, an outstanding option or SAR may be exercised (to the extent exercisable at the date of such retirement) by him within such period after the date of his retirement (provided that such period is no less than 30 days and no more than three months) as the Plan Committee shall prescribe in his option agreement or SAR.

         (c) OTHER TERMINATION. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of GTMI for any reasons other than as set forth in (a) and (b), above, or a nonemployee ceases to provide services to GTMI, any option or SAR which he holds shall remain exercisable (to the extent exercisable as of the date of such termination) until 30 days after the date of such termination.

         (d) PLAN COMMITTEE DISCRETION. The Plan Committee may in its sole discretion accelerate the exercisability of any or all options or SARs.

    8. TRANSFER TO RELATED CORPORATION. In the event an employee leaves the employ of the Company to become an employee of a Parent or a Subsidiary or any employee leaves the employ of a Parent or a Subsidiary to become an employee of the Company or another Parent or Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.

    9.   ADJUSTMENT OF SHARES; TERMINATION OF OPTIONS AND SARS.

         (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Plan Committee), an appropriate adjustment shall be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in
Section 4 hereof, in the number of shares and the option price per share specified in any stock option agreement, and in the number of SARs with respect to any unexercised shares. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

         (b) TERMINATION OF OPTIONS AND SARS ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. Notwithstanding anything to the contrary in this Plan, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Plan Committee) or in the event of the liquidation or dissolution of the Company, all options and SARs granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options and SARs by the continuing or surviving corporation.

    10. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Stock upon exercise of an option or SAR is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

    11. TAX WITHHOLDING. As a condition to the exercise of an option or SAR or otherwise, the Company may require an optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option or SAR granted hereunder. At the discretion of the Plan Committee and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the optionee upon the exercise of an option or SAR.

    12. AMENDMENT. The Board may amend the Plan at any time, except that without shareholder approval:

         (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9(a) hereof;

         (b) The option price per share of Stock subject to incentive stock options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the option is granted;

         (c) The maximum period of ten (10) years during which the options or SARs may be exercised may not be extended;

         (d) The class of persons eligible to receive options or SARs under the Plan as set forth in Section 3 shall not be changed; and

         (e) This Section 12 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

    13. EFFECTIVE DATE. The Plan shall be effective upon the date of its adoption by both the Board, and subject to the approval of the stockholders of the Company within the 12 month period following such adoption date.

    14. TERMINATION. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its effectiveness or earlier by resolution of the Board, or upon consummation of any merger, consolidation or other reorganization in which the options granted hereunder terminate, all as described in Section 9(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

    15. STOCK OPTION AND SAR AGREEMENT. Each option and SAR granted under the Plan shall be evidenced by a written agreement executed by the Company and accepted by the optionee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) shall indicate whether an option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, the stock option agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) may contain the agreement of the optionee to remain in the employ of, and/or to render services to, the Company or any Parent or Subsidiary for a period of time to be determined by the Plan Committee, and (iv) may contain such other terms and conditions as the Plan Committee deems desirable and which are not inconsistent with the Plan.

    16. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any option or SAR granted hereunder shall confer upon any optionee any right to continue in the employ of GTMI or to continue to perform services for GTMI, or shall interfere with or restrict in any way the rights of GTMI to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

    17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of [the Company's state of incorporation].

    Executed and dated as of the date first written above at Alpharetta, Georgia.

                                       GLOBAL TELEMEDIA INTERNATIONAL, INC.




                                       By:
                                          --------------------------------
                                          Roderick A. McClain
                                          Chief Executive Officer

                                      EXHIBIT E

                                       FORM OF

                              INDEMNIFICATION AGREEMENT

    This Indemnification Agreement ("Agreement") is effective as of the ____ day of _________, 199__ by and between GLOBAL TELEMEDIA INTERNATIONAL, INC., (the "Company"), and _______________ ("Indemnitee").

    WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

    WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance have been severely limited;

    WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancement of expenses to Indemnitee to the maximum extent permitted by law; and

    WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified by the Company as set forth herein.

    NOW, THEREFORE, the Company and Indemnitee hereby agrees as follows:

    1.   INDEMNIFICATION.

         a. INDEMNIFICATION OF EXPENSES. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company (regardless of whether it was a subsidiary of the Company at the time of the event giving rise to Claim), or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an "Indemnifiable Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor is presented to the Company.

         b.   REVIEWING PARTY.    Notwithstanding the foregoing: (i) the
obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to
Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; PROVIDED, HOWEVER, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c)hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Part determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

         c. CHANGE IN CONTROL. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expense and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         d.   MANDATORY PAYMENT OF EXPENSES.     Notwithstanding any other
provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section(1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

    2.   EXPENSES; INDEMNIFICATION PROCEDURE.

         a. ADVANCEMENT OF EXPENSES. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than five
(5) days after written demand by Indemnitee therefor to the Company.

         b. NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         c.   NO PRESUMPTIONS; BURDEN OF PROOF.  For purposes of this
Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         d. NOTICE TO INSURERS. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

         e.   SELECTION OF COUNSEL.    In the event the Company shall be
obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; PROVIDED, THAT: (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense, and
(ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

    3.   ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

         a.   SCOPE.    The Company hereby agrees to indemnify the Indemnitee
to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a corporation of the Company's state of incorporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a corporation of the Company's state of incorporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

         b.   NONEXCLUSIVITY.     The indemnification provided by this
Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the laws of the Company's state of incorporation, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action

Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

    4.   NO DUPLICATION OF PAYMENTS.   The Company shall not be liable under
this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

    5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

    6. MUTUAL ACKNOWLEDGEMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify Indemnitee.

    7.   LIABILITY INSURANCE.     To the extent the Company maintains liability
insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

    8.   EXCEPTIONS.    Any other provision herein to the contrary
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

         a. EXCLUDED ACTION OR OMISSIONS. To indemnify Indemnitee for Indemnitee's acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

         b.   CLAIMS INITIATED BY INDEMNITEE.    To indemnify or advance
expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except: (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such suit, or (iii) as otherwise as required under the laws of the Company's state of incorporation, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

         c. LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

         d.   CLAIMS UNDER SECTION 16(b).   To indemnify Indemnitee for
expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor statute.

    9.   PERIOD OF LIMITATIONS.   No legal action shall be brought and no cause
of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; PROVIDED, HOWEVER, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

    10.  CONSTRUCTION OF CERTAIN PHRASES.

         a. For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

         b. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

         c. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

         d. For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provision of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

         e. For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

         f. For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

    11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

    12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representative. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or any other enterprise at the Company's request.

    13.  ATTORNEY'S FEES.    In the event that any action is instituted  by
Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action, a court of competent jurisdiction over such action determines that each of the materials assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, the court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

    14.  NOTICE.   All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given and shall in any event be deemed to be given: (a) five (5) after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to Indemnitee, at the Indemnitee's address as set forth beneath Indemnitee's signature to this Agreement and if to the Company at the address of its principal corporate offices or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

    15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

    16. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

    17. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of [the Company's state of incorporation], as applied to contracts between [the Company's state of incorporation] residents, entered into and to be performed entirely within the State of [the Company's state of incorporation], without regard to the conflict of laws principles thereof.

    18.  SUBROGATION.   In the event of payment under this Agreement, the
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

    19. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    20. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

    21.  NO CONSTRUCTION AS EMPLOYMENT AGREEMENT.     Nothing contained in this
Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written at Alpharetta, Georgia.



                             GLOBAL TELEMEDIA INTERNATIONAL, INC.



                             By:
                                 --------------------------------


AGREED TO AND ACCEPTED AS OF
THE DATE FIRST WRITTEN ABOVE:



---------------------------------
[Name of Indemnitee]

Address:-------------------------
---------------------------------
---------------------------------
---------------------------------

Telecopier No.
              ------------------

                                      P R O X Y

                         GLOBAL TELEMEDIA INTERNATIONAL, INC.

               THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                        FOR AN ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON SEPTEMBER 16, 1997

    The undersigned stockholder appoints Roderick A. McClain and Herbert S. Perman, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of Global TeleMedia International, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Stockholders to be held at 1990 South Bundy Drive, Suite 790, Los Angeles, California 90025, on September 16, 1997, at 10:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

    THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1) [ ] FOR ALL NOMINEES LISTED HEREIN (EXCEPT AS MARKED UP TO THE CONTRARY BELOW).

    [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW)

         RODERICK A. MCCLAIN      GEOFFREY F. MCCLAIN

         HERBERT S. PERMAN        DON L. THONE             RON BERKOWITZ

(2) To approve a change in the Company's state of incorporation from Florida to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary.

    [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(3) In the event that the Company's stockholders shall not approve Proposal 2 to this Proxy Statement, to approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 75,000,000 shares.

    [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(4) To adopt the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") and to reserve up to 3,400,000 shares of the Company's Common Stock for issuance under the 1996 Stock Option Plan.

    [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(5) To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

    [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(6) To ratify the appointment of Tauber & Balser, P.C., Certified Public Accountants, as independent certified public accountants for the Company for the year ending December 31, 1997.

    [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

    In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.




DATED:____________                     ______________________________________
                                       Signature



                                       ______________________________________
                                       Signature (if held jointly)



                                       ______________________________________
                                       Print Names


                             (Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).



    PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005, ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED
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